EXECUTION VERSION REINSURANCE AGREEMENT by and among AXIS SPECIALTY LIMITED, AXIS REINSURANCE COMPANY, AXIS RE SE, AXIS MANAGING AGENCY LTD. for and on behalf of the UNDERWRITING MEMBERS OF LLOYD’S SYNDICATE 1686 and CAVELLO BAY REINSURANCE LIMITED Dated as of December 13, 2024

i Table of Contents Page ARTICLE I DEFINITIONS .......................................................................................................... 1 1.1 Definitions.............................................................................................................. 1 ARTICLE II REINSURANCE CEDED ........................................................................................ 9 2.1 Reinsurance Coverage ........................................................................................... 9 2.2 Follow the Fortunes ............................................................................................. 10 2.3 Contract Changes ................................................................................................. 10 2.4 Territory ............................................................................................................... 10 2.5 Exclusions ............................................................................................................ 10 2.6 Sanctions Exclusions ........................................................................................... 11 ARTICLE III REINSURANCE CONSIDERATION ................................................................. 11 3.1 Reinsurance Premium .......................................................................................... 11 3.2 Closing and Effectiveness .................................................................................... 12 3.3 Post-Closing Adjustment ..................................................................................... 12 ARTICLE IV ADMINISTRATION and REPORTS .................................................................. 14 4.1 Administration ..................................................................................................... 14 4.2 Reports ................................................................................................................. 14 4.3 Quarterly Settlements........................................................................................... 15 ARTICLE V BOOKS AND RECORDS ..................................................................................... 15 5.1 Access to Books and Records .............................................................................. 15 ARTICLE VI DURATION AND TERMINATION ................................................................... 16 6.1 Duration and Termination .................................................................................... 16 6.2 Effect of Termination ........................................................................................... 17 6.3 Outside Date......................................................................................................... 17 ARTICLE VII INSOLVENCY OF AXIS ................................................................................... 17 7.1 Insolvency of AXIS ............................................................................................. 17 ARTICLE VIII SECURITY ........................................................................................................ 18 8.1 Security ................................................................................................................ 18 8.2 Initial Collateral Arrangements............................................................................ 19 8.3 Ongoing Collateral Obligations ........................................................................... 20 8.4 Funds Withheld Account ..................................................................................... 21

ii 8.5 Substitution of Trust Assets ................................................................................. 21 8.6 Settlements ........................................................................................................... 21 8.7 Withdrawal of Assets by AXIS............................................................................ 22 8.8 Withdrawal of Assets by the Reinsurer ............................................................... 22 8.9 Collateral Termination ......................................................................................... 23 ARTICLE IX SALVAGE AND SUBROGATION .................................................................... 23 9.1 Salvage and Subrogation...................................................................................... 23 9.2 Expenses .............................................................................................................. 23 ARTICLE X AXIS INTRA GROUP AND THIRD PARTY REINSURANCE ......................... 23 10.1 AXIS Intra Group Reinsurance ............................................................................ 23 10.2 Third Party Reinsurance ...................................................................................... 24 10.3 Limitations on Recovery ...................................................................................... 24 10.4 Singapore Branch ................................................................................................. 24 ARTICLE XI ERRORS AND OMISSIONS; REGULATORY MATTERS; COVENANTS ................................................................................................ 24 11.1 Errors and Omissions ........................................................................................... 24 11.2 Cooperation .......................................................................................................... 25 11.3 Regulatory Matters............................................................................................... 25 11.4 Existing Agreements ............................................................................................ 26 11.5 Reinsurance of Reinsured Policies....................................................................... 26 11.6 Commercially Reasonable Efforts ....................................................................... 26 ARTICLE XII Representations and warranties ........................................................................... 27 12.1 AXIS Representations and Warranties ................................................................ 27 12.2 Reinsurer Representations and Warranties .......................................................... 30 ARTICLE XIII Closing conditions .............................................................................................. 32 13.1 Conditions to Reinsurer’s Obligations ................................................................. 32 13.2 Conditions to AXIS’s Obligations ....................................................................... 33 ARTICLE XIV INDEMNIFICATION........................................................................................ 33 14.1 The Reinsurer’s Obligation to Indemnify ............................................................ 33 14.2 AXIS Obligation to Indemnify ............................................................................ 34 ARTICLE XV TAXES ................................................................................................................ 34 15.1 Excise Tax ............................................................................................................ 34 15.2 FATCA and Withholding .................................................................................... 34

iii ARTICLE XVI MISCELLANEOUS PROVISIONS .................................................................. 35 16.1 Notices ................................................................................................................. 35 16.2 Confidentiality; Public Announcements .............................................................. 36 16.3 Entire Agreement ................................................................................................. 38 16.4 Waiver and Amendment ...................................................................................... 38 16.5 Successors and Assigns........................................................................................ 38 16.6 Headings .............................................................................................................. 38 16.7 Governing Law .................................................................................................... 38 16.8 Dispute Resolution ............................................................................................... 38 16.9 Service of Suit ...................................................................................................... 41 16.10 No Third Party Beneficiaries ............................................................................... 42 16.11 Counterparts ......................................................................................................... 42 16.12 Severability .......................................................................................................... 42 16.13 Offset.................................................................................................................... 42 16.14 Currency ............................................................................................................... 43 16.15 Interpretation ........................................................................................................ 43 Schedule 1.1(a) ‒ AXIS Currency Translation Principles Schedule 1.1(b) ‒ Effective Date Exchange Rates Schedule 1.1(c) ‒ Investment Guidelines Schedule 1.1(d) ‒ Subject Business and Sub-Limited Subject Business Schedule 3.1(a) ‒ Form of Closing Statement Exhibit A ‒ Administration Exhibit B ‒ Additional Reporting

REINSURANCE AGREEMENT This REINSURANCE AGREEMENT, dated as of December 13, 2024 (this “Agreement”), is made by and among AXIS Specialty Limited, a Bermuda insurance company, on its own behalf and on behalf of its Singapore branch, AXIS Reinsurance Company, a New York insurance company, on its own behalf and on behalf of its Canada branch, AXIS Re SE, an Irish insurance company, on its own behalf and on behalf of its Zurich branch, and AXIS Managing Agency Ltd., a company incorporated in England and Wales, for and on behalf of the underwriting members of Lloyd’s Syndicate 1686 (each, individually or collectively, “AXIS”), and Cavello Bay Reinsurance Limited, a Bermuda insurance company (the “Reinsurer”). Capitalized terms used but not otherwise defined herein have the respective meanings set forth in Section 1.1. RECITALS WHEREAS, AXIS has issued the Reinsured Policies constituting the Subject Business; WHEREAS, subject to the terms and conditions of this Agreement, AXIS wishes to cede, and the Reinsurer wishes to assume, the Reinsurer’s Share of the liability of AXIS for all Covered Losses from and after the Effective Date; WHEREAS, simultaneous with the execution of this Agreement, the Reinsurer has delivered a duly executed guarantee from Enstar Group Limited of the Reinsurer’s obligations hereunder in accordance with the terms of such guarantee (the “Parent Company Guarantee”); and WHEREAS, AXIS intends to close the Singapore branch of AXIS Specialty Limited, and the Reinsurer is aware of this intention. NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements contained in this Agreement, AXIS and the Reinsurer (each individually, a “Party” and collectively, the “Parties”) hereby agree as follows: ARTICLE I DEFINITIONS 1.1 Definitions. For purposes of this Agreement, the following terms shall have the respective meanings set forth below: “Affiliate” means, with respect to any Person, another Person that, directly or indirectly, controls, is controlled by, or is under common control with, such first Person, where “control,” including the terms “controlling,” “controlled by” and “under common control,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

2 “Agreement” has the meaning set forth in the Preamble. “Allocated Loss Adjustment Expenses” means all reasonable costs and expenses incurred by or on behalf of AXIS paid or payable on or after the Effective Date in connection with any investigation, appraisal, adjustment, audit, negotiation, settlement, litigation, defense or appeal that is allocable to an occurrence or claim made under or in connection with a Reinsured Policy, which shall include (a) outside retained adjusters’ fees, (b) attorneys’, experts’ and consultants’ fees in connection with coverage investigation or analysis and/or actual, anticipated or threatened actions, suits or proceedings, whether declaratory, coercive or otherwise, (c) costs levied in any claim, suit or proceeding (including court costs), (d) costs of supersedeas and appeal bonds, (e) subrogation, salvage and recovery expenses (incurred with respect to Recoverables), (f) pre-judgment interest, and (g) interest accruing after entry of judgment. Allocated Loss Adjustment Expenses shall not include salaries, benefits and expenses of AXIS’s (or any of its Affiliates’) employees and other overhead and office expenses of AXIS (or any of its Affiliates), and, for the avoidance of doubt, such costs shall be included in the definition of “ULAE.” “Annual Rates” are the rates of interest applicable to funds in the Funds Withheld Account. For Canadian Dollars, this is TCOR1M Index +25 bps, at the 1-month Term CORRA(Canadian Overnight Repo Rate Average), and the applicable rate shall be reset on the last day of each calendar month, as reported by Bloomberg. For US Dollars this is TSFR1M Index +25 bps, at the 1-month Term SOFR (Secured Overnight Financing Rate), and the applicable rate shall be reset on the last day of each calendar month, as reported by Bloomberg. “Applicable Law” means any domestic or foreign, federal, state or local statute, law, ordinance or code, or any written rules or regulations, in each case applicable to any Party, and any Order applicable to any Party. “Applicable Reserves” means, as of any date, all reserves (including case reserves and incurred-but-not-reported reserves, or provisions for losses, claims, benefits and Allocated Loss Adjustment Expenses) of AXIS on a net basis in respect of the Ultimate Net Loss ceded to the Reinsurer under this Agreement as of such date, calculated in accordance with applicable accounting rules, generally accepted actuarial principles, the terms of the Reinsured Policies and Applicable Law, in each case consistent with AXIS’s practice prior to the date hereof. For purposes of calculating Applicable Reserves, all amounts denominated in currencies other than United States dollars shall be converted to United States dollars at the applicable rate of exchange used by the AXIS in the preparation of the balance sheet included in its financial statements at the date of the calculation (or if such date is not a balance sheet date, the exchange rates that would be used by AXIS on such date to prepare a balance sheet). “ASIC” has the meaning set forth in the Section 10.1. “AXIS” has the meaning set forth in the Preamble. “AXIS Currency Translation Principles” mean the principles set forth on Schedule 1.1(a) attached hereto.

3 “Books and Records” means originals or copies of all records and all other data and information (in whatever form maintained) in the possession or control of AXIS or its Affiliates to the extent relating to the Subject Business or the Reinsured Policies, including (a) administrative records, (b) claim records, (c) policy files, (d) sales records, (e) files and records relating to Applicable Law, (f) underwriting records, and (g) accounting records, but excluding (i) Tax Returns and Tax records and all other information and data with respect to Tax, (ii) files, records, data and information with respect to employees, (iii) records, data and information with respect to any employee benefit plan, (iv) any materials or other information the disclosure or transfer of which would violate Applicable Law, and (v) any internal drafts, opinions, valuations, correspondence or other materials prepared in connection with the negotiation, valuation and consummation of the transactions contemplated by this Agreement. “Burdensome Condition” means any requirement or condition that would or would reasonably be expected to materially decrease the aggregate economic benefits of the transactions contemplated by this Agreement to a Party and its Affiliates taken as a whole. “Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in New York, New York or Hamilton, Bermuda are required or authorized by law to be closed. “Calculation Date” has the meaning set forth in Section 8.3(a). “Cedent Extra Contractual Obligations” means all Extra Contractual Obligations to the extent arising out of any action of, or on behalf of, AXIS unless the Reinsurer has expressly consented in writing to such action after AXIS disclosed all relevant material information to the Reinsurer. “Claims” means any monetary demand, obligation, suit, occurrence (as defined in the applicable Reinsured Policy), loss (as defined in the applicable Reinsured Policy), settlement, actual or alleged, or commutation payment made by AXIS arising out of or in connection with the Reinsured Policies. “Closing” has the meaning set forth in Section 3.2. “Closing Date” has the meaning set forth in Section 3.2. “Closing Statement” has the meaning set forth in Section 3.1(a). “Collateral Measurement Trigger Event” means, during any calendar quarter, an increase of 150 basis points or more in the LUACOAS Index since the first day of such calendar quarter. “Confidential Information” has the meaning set forth in Section 16.2(d). “Covered Ex Gratia Payments” means ex gratia payments in respect of the Subject Business (a) that AXIS is required to pay to an underlying cedent in accordance with the terms of a Reinsured Policy with such underlying cedent or (b) that AXIS is not so required to pay and to which the Reinsurer provided its prior written consent.

4 “Covered Losses” means the Reinsurer’s Share of those Claims payable by AXIS on or after the Effective Date with respect to the Subject Business, including all amounts payable in respect of Allocated Loss Adjustment Expenses and Extra Contractual Obligations; provided, that “Covered Losses” shall not include any Excluded Liabilities. “Damages” means any and all liabilities (including, for the avoidance of doubt, taxes), claims, damages and expenses (including reasonable attorneys’ fees and expenses); provided, however, that Damages shall not include punitive, exemplary, indirect, special or consequential damages unless such damages were reasonably foreseeable or actually paid to a third party in connection with a third party claim. “Disclosing Party” has the meaning set forth in Section 16.2(b). “Disputed Item” has the meaning set forth in Section 8.3(a). “Effective Date” means October 1, 2024. “Effective Date Exchange Rates” means the currency exchange rates as of the Effective Date set forth on Schedule 1.1(b) attached hereto. “Eligible Assets” means cash (United States legal tender), certificates of deposit (issued by a United States bank and payable in United States legal tender) or investments that comply with the Investment Guidelines. “Enforceability Exceptions” has the meaning set forth in Section 12.1(b). “Estimated Initial Required Collateral Amount” has the meaning set forth in Section 3.1(a). “Estimated Reinsurance Premium” has the meaning set forth in Section 3.1(a). “Excluded Liabilities” has the meaning set forth in Section 2.5. “Extra Contractual Obligations” means all liabilities and any other related expenses (including attorneys’ fees) arising out of or relating to the Reinsured Policies or the Subject Business other than those arising under or relating to the express terms of and within the express limits of the Reinsured Policies and the underlying policies reinsured thereunder, whether to principals, obligees, Governmental Authorities or any other Person, which liabilities and expenses shall include losses in excess of policy limits, consequential, compensatory, punitive, exemplary, special, statutory or regulatory damages (or fines, penalties, forfeitures or similar charges of a penal or disciplinary nature), in each case, not within the express terms and limits of the Reinsured Policies and the underlying policies reinsured thereunder, or any other form of extra contractual damages or liabilities arising out of or relating to the Reinsured Policies or the Subject Business, including those that arise from any alleged or actual act, error or omission, whether or not intentional, in bad faith or otherwise, including any act, error or omission relating to (a) the marketing, underwriting, production, sale, issuance, cancellation, termination, novation or administration of the Reinsured Policies or the underlying policies reinsured thereunder, (b) the investigation, defense, trial, settlement or handling of claims,

5 benefits, or payments arising out of or relating to the Reinsured Policies or the underlying policies reinsured thereunder, or (c) the failure to pay, or the delay in payment of, claims, benefits or any other payments due or alleged to be due under the Reinsured Policies or the underlying policies reinsured thereunder. “FAA” has the meaning set forth in Section 16.8(a). “FATCA” has the meaning set forth in Section 15.2. “Final Closing Statement” has the meaning set forth in Section 3.3(a). “Funds Withheld Account” has the meaning set forth in Section 3.1(b). “Funds Withheld Account Balance” means, as of any date of determination, the balance of the Funds Withheld Account after giving effect to any adjustments thereto provided in Section 8.4. “Funds Withheld Account Balance Average” means, for any calendar quarter, an amount equal to (a)(i) the Funds Withheld Account Balance as of the first day of such calendar quarter, plus (ii) the Funds Withheld Account Balance as of the last day of such calendar quarter, divided by (b) two (2). “Governmental Authority” means any government, political subdivision, court, arbitrator, arbitration panel, mediator, mediation panel, board, commission, regulatory or administrative agency or other instrumentality thereof, whether federal, state, provincial, local or foreign and including any regulatory authority which may be partly or wholly autonomous. “Incident” has the meaning set forth in Section 16.2(e). “Independent Actuary” has the meaning set forth in Section 8.3(a). “Initial Required Collateral Amount” means the amount calculated in accordance with Schedule 3.1(a) attached hereto. “Intra Group Reinsurance” means a contract or contracts of reinsurance concluded between one member company of AXIS and another member company of AXIS. “Investment Guidelines” means the investments specified on Schedule 1.1(c) attached hereto. The investment guidelines apply across all of the applicable Trust Accounts as a whole rather than to each individual Trust Account, except as expressly indicated otherwise. “Letters of Credit” means irrevocable and unconditional letters of credit from an institution included in the National Association of Insurance Commissioner’s List of Qualified U.S. Financial Institutions denominated in United States dollars, Euros or British pound sterling with a minimum one-year term and an auto-renewal or evergreen clause posted by the Reinsurer for the benefit of AXIS to secure the Reinsurer’s obligations hereunder in a form and type reasonably acceptable to AXIS and that satisfies in full all applicable requirements in order to allow the reinsured included in the definition of “AXIS” that is the beneficiary of such letter of

6 credit to take full financial statement and regulatory credit for the reinsurance provided hereunder in all applicable jurisdictions. “Letters of Credit Cap” means Letters of Credit with an aggregate face amount of $350,000,000. “Market Value” means, as of any time and with respect to any asset, the fair market value thereof as of such time, as determined in accordance with the terms of the applicable Trust Agreement. “Material Third Party Reinsurance Agreements” means, collectively, all Third Party Reinsurance Agreements as to which there were claim reserves, case-specific reserves for incurred but not reported claims, unearned premiums, refunds or policy reserves, in the aggregate, equal to or exceeding $5,000,000 as of the Effective Date. “Negative Adjustment Amount” has the meaning set forth in Section 3.3(d). “Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority. “Outside Date” has the meaning set forth in Section 6.3. “Parent Company Guarantee” has the meaning set forth in the Recitals. “Party” or “Parties” has the meaning set forth in the Recitals. “Person” means an individual, corporation, partnership, joint venture, limited liability company, association, trust, unincorporated organization, Governmental Authority or other entity. “Personal Information” means (a) any information which relates to an identified or identifiable individual, or (b) “personal data,” “personal information,” “nonpublic personal information,” or other similar terms as defined by Privacy Laws. “Positive Adjustment Amount” has the meaning set forth in Section 3.3(d). “Privacy Laws” means any Applicable Laws that relate to the confidentiality, processing, privacy, security, protection, transfer or trans-border data flow of Personal Information. “Quarterly Report” means a report meeting the specifications set forth in Section 4.2(a). “Receiving Party” has the meaning set forth in Section 16.2(b). “Recoverables” has the meaning set forth in Section 9.2. “Reinsurance Premium” means the amount calculated in accordance with Schedule 3.1(a) attached hereto.

7 “Reinsurance Premium Accrued Interest” means the amount calculated in accordance with Schedule 3.1(a) attached hereto. “Reinsured Policies” means, collectively, each binder, certificate, policy, contract of insurance, treaty, reinsurance agreement or other written evidence of insurance written or assumed by AXIS on or prior to December 31, 2021 and set forth in the file named “202409 Treaty Listing” that was uploaded to the SharePoint data site related to the transactions contemplated by this Agreement on December 9, 2024 as notified by email at 14:06 GMT on December 9, 2024. “Reinsurer” has the meaning set forth in the Preamble. “Reinsurer’s Limit” means an amount equal to (a) $3,287,706,058 minus (b) the Roll-forward Amount. “Reinsurer’s Posted Collateral” means, as of any date of determination, the aggregate amount of (a) the Funds Withheld Account Balance, (b) the aggregate fair market value of the Eligible Assets held in the Trust Accounts, (c) the face amount of all Letters of Credit; provided, that the amount by which the face amount of all Letters of Credit exceeds the Letters of Credit Cap shall not be included in the foregoing determination, and (d) the aggregate amount of any other collateral provided by the Reinsurer for the benefit of AXIS that satisfies all applicable requirements in order to allow AXIS to take full statutory financial statement and regulatory credit for the reinsurance provided hereunder. For purposes of calculating the value of the Reinsurer’s Posted Collateral, all amounts denominated in currencies other than United States dollars shall be converted to United States dollars at the rate of exchange used by AXIS in the preparation of the balance sheet included in its financial statements at the date of calculation (or if such date is not a balance sheet date, the exchange rates that would be used by AXIS on such date to prepare a balance sheet). “Reinsurer’s Remaining Limit” means, as of any date of determination, an amount equal to (a) the Reinsurer’s Limit, less (b) the aggregate Ultimate Net Loss paid by the Reinsurer under this Agreement as of such date. “Reinsurer’s Share” means seventy-five percent (75%). “Reinsurer’s Sub-Limit” means an amount equal to (a) $37,500,000 minus (b) all amounts included in the Roll-forward Amount in respect of the Sub-Limited Subject Business. “Replacement Assets” has the meaning set forth in Section 8.5. “Representative” means, with respect to any Person, a director, officer, authorized board observer, employee, attorney, advisor or consultant of such Person or one of its Affiliates. “Required Collateral Amount” means, as of any date of determination, the Applicable Reserves multiplied by 102%, save that if (a) (i) the Reinsurer experiences any of the circumstances giving rise to a termination right for AXIS as described in Section 6.1(b), (ii) the Reinsurer’s S&P Financial Strength Rating is reduced to “BBB” or lower and the Reinsurer does not maintain a rating comparable to “BBB+” or higher from A.M. Best or Fitch, or (iii) the

8 Reinsurer ceases to have an S&P Financial Strength Rating or a rating from A.M. Best or Fitch and (b) AXIS provides written notice to the Reinsurer within thirty (30) days after AXIS becomes aware of any such circumstance, reduction, or cessation, the multiplier will be 110%; provided, however, that “Required Collateral Amount” shall not be deemed to require the Reinsurer to post collateral to the extent such posted collateral would exceed 102% (or 110% if applicable) of the Reinsurer’s Remaining Limit. “Roll-forward Amount” means an amount equal to the Ultimate Net Loss paid by or on behalf of AXIS during the period from (and including) the Effective Date to (and excluding) the Closing Date utilizing the same methodology in respect of currencies set forth in Section 8.6, except that Ultimate Net Loss paid in Japanese yen shall be treated as an “Other” currency as illustrated on Schedule 3.1(a) attached hereto; and provided, that, for purposes of the Roll-forward Amount included in the definition of Reinsurer’s Limit and Reinsurer’s Sub-Limit, all Ultimate Net Loss paid by or on behalf of AXIS shall be converted to United States dollars at the applicable Effective Date Exchange Rate consistent with Section 16.14. “Shared Personal Information” means any Personal Information that AXIS discloses, provides or otherwise makes available to the Reinsurer (either directly or indirectly) under or in connection with this Agreement. “Sub-Limited Subject Business” has the meaning set forth on Schedule 1.1(d) attached hereto. “Subject Business” has the meaning set forth on Schedule 1.1(d) attached hereto. “Tax” means any and all federal, state, foreign or local income, gross receipts, premium, capital stock, franchise, guaranty fund assessment, retaliatory, profits, withholding, social security, unemployment, disability, real property, ad valorem/personal property, stamp, excise, occupation, sales, use, transfer, value added, alternative minimum, estimated or other tax, fee, duty, levy, custom, tariff, impost, assessment, obligation or charge of the same or of a similar nature to any of the foregoing, including any interest, penalty or addition thereto. “Tax Return” means any report, estimate, extension request, information statement, claim for refund, or return relating to, or required to be filed in connection with, any Tax, including any schedule or attachment thereto, and any amendment thereof. “Third Party Reinsurance Agreements” means ceded reinsurance related to the Subject Business other than this Agreement. “Third Party Reinsurance Recoverables” means the Reinsurer’s Share of any recoverables under Third Party Reinsurance Agreements, when and as calculated in accordance with the terms of the applicable Third Party Reinsurance Agreement, with respect to the Subject Business, whether or not billed or collected, by or on behalf of AXIS, excluding any recoverables under Third Party Reinsurance Agreements to the extent attributable to Claims paid by AXIS prior to the Effective Date or other amounts paid by AXIS prior to the Closing Date and excluded pursuant to Section 2.5(a).

9 “Transaction Agreements” means this Agreement and the other agreements to be entered into in connection with the transactions contemplated by this Agreement as described herein, including each Trust Agreement and the Parent Company Guarantee. “True-up Dispute Notice” has the meaning set forth in Section 3.3(b). “Trust Account” means any account established pursuant to a Trust Agreement. “Trust Agreement” means any trust agreement (or other relevant security and custody agreements) to be entered into at or prior to the Closing by and among the Reinsurer, as grantor, a reinsured included in the definition of “AXIS”, as beneficiary, and the Trustee for purposes of providing security for the Reinsurer’s obligations under this Agreement with respect to such reinsured, which shall be in customary form and reasonably acceptable to the Reinsurer and AXIS, taking account of relevant applicable rules and guidance of Governmental Authorities and to ensure that such trust agreement satisfies in full all applicable requirements in order to allow the reinsured included in the definition of “AXIS” that is the beneficiary of such trust account (or secured party under or in connection with such relevant security and custody agreements) to take full financial statement and regulatory credit for the reinsurance provided hereunder in all applicable jurisdictions (including the jurisdictions in which the relevant reinsured has a branch office that may require localization of assets). “Trustee” means The Bank of New York Mellon or another trustee and/or custodian reasonably acceptable to the Reinsurer and AXIS. “ULAE” means unallocated loss adjustment expenses and similar unallocated expenses, including the salaries, benefits and expenses of AXIS’s (or any of its Affiliates’) employees and other overhead and office expenses. “Ultimate Net Loss” means the sum of (a) Covered Losses actually paid or booked for payment by or on behalf of AXIS, less (b) Recoverables collected by or on behalf of AXIS, less (c) Third Party Reinsurance Recoverables, in each case after the Effective Date. The Reinsurer shall be liable only for Ultimate Net Loss arising out of or related to any Reinsured Policy written on or prior to December 31, 2021 and not for any Ultimate Net Loss arising out of or related to any renewal or reinstated limits of a Reinsured Policy after such date. The terms “controller”, “data subject”, “personal data breach”, “processing”, and “supervisory authority” shall have the same meanings ascribed to them under applicable Privacy Laws. ARTICLE II REINSURANCE CEDED 2.1 Reinsurance Coverage. Subject to the terms and conditions of this Agreement, from and after the Closing, the Reinsurer shall pay AXIS for all Ultimate Net Loss up to the Reinsurer’s Limit and subject to the Reinsurer’s Sub-Limit. For the avoidance of doubt, in no event shall the Reinsurer be required to make aggregate payments under this

10 Agreement in respect of Ultimate Net Loss in excess of the Reinsurer’s Limit or, in respect of the Sub-Limited Subject Business, the Reinsurer’s Sub-Limit. 2.2 Follow the Fortunes. Except as expressly set forth in Section 2.5, the Reinsurer’s liability under this Agreement for Covered Losses shall attach simultaneously with that of AXIS and the attachment of the Reinsurer’s liability thereto, and all reinsurance with respect to which the Reinsurer shall be liable shall be subject in all respects to the same risks, terms, rates, conditions, interpretations and waivers, and, subject to the terms of this Agreement, to the same modifications, alterations, and cancellations, as are the Reinsured Polices to which liability under this Agreement attaches. The true intent of this Agreement being that the Reinsurer shall, in each and every case to which liability under this Agreement attaches, follow the fortunes and settlements of AXIS, and the Reinsurer shall be bound, without limitation, by all payments and settlements entered into by or on behalf of AXIS, including commutations of Reinsured Policies, subject to the terms, conditions and provisions set forth herein. All of AXIS’s liability as determined by a court or arbitration panel or arising from a judgment, settlement, compromise, adjustment, or commutation of claims or losses under the Subject Business, including payments involving coverage issues involving the Reinsured Policies included within the Subject Business, and/or the resolution of whether such claims or losses are required by Applicable Law or Governmental Authority to be covered (or not to be excluded), shall, subject to the terms of this Agreement, be binding on the Reinsurer regardless of whether such court or arbitrational determination, judgment, settlement, compromise, adjustment or commutation is in respect of a liability recognized by or contrary to the governing law of this Agreement. 2.3 Contract Changes. Pursuant to the terms and conditions set forth in this Agreement, the Reinsurer shall reinsure any Ultimate Net Losses resulting from any changes in the terms or conditions of any Reinsured Policy that are required by Applicable Law or any Governmental Authority or that are made in compliance with Section 11.4, in each case, on or after the Effective Date, or that arise as a result of, or during the closure of, the Singapore branch of AXIS Specialty Limited and that do not increase the liabilities or obligations of the Reinsurer under or in connection with this Agreement. 2.4 Territory. The reinsurance provided under this Agreement shall be coextensive with the territory of the Reinsured Policies. 2.5 Exclusions. Notwithstanding any provision of this Agreement to the contrary, Covered Losses and the reinsurance under this Agreement shall not include: (a) Any sum paid prior to the Closing Date in settlement or payment of any liability or obligation arising from any of the Reinsured Policies (provided, however, that the foregoing exclusion shall not operate to limit the Roll-forward Amount); (b) For the avoidance of doubt, any liabilities in respect of insurance written or assumed by AXIS following December 31, 2021;

11 (c) For the avoidance of doubt, any liabilities in respect of business written or assumed by Lloyd’s Syndicate 2007, AXIS Insurance Company, AXIS Specialty Europe SE or AXIS Specialty London; (d) For the avoidance of doubt, any liabilities in respect of the engineering or mortgage lines of business written or assumed by AXIS; (e) ULAE; (f) Any Taxes imposed on or payable by or on behalf of AXIS (except liabilities of AXIS pursuant to the express terms of the Reinsured Policies); (g) Any premiums payable under Third Party Reinsurance Agreements; (h) Any ex gratia payments made by or on behalf of AXIS on or after the Effective Date, other than Covered Ex Gratia Payments; and (i) Any Cedent Extra Contractual Obligations (collectively, (a)-(i), “Excluded Liabilities”). 2.6 Sanctions Exclusions. The Reinsurer will not be liable to provide any coverage or make any payment hereunder if to do so would be in violation of any Applicable Law relating to sanctions that would expose the Reinsurer or any of its Affiliates to any sanctions, prohibition, restriction or penalty under any such Applicable Law relating to sanctions. ARTICLE III REINSURANCE CONSIDERATION 3.1 Reinsurance Premium. (a) No later than five (5) Business Days prior to the anticipated Closing Date, AXIS shall deliver to the Reinsurer a statement in the form of Schedule 3.1(a) (the “Closing Statement”) hereto setting forth its good faith estimate of (i) the Reinsurance Premium, including a good faith estimate of the Reinsurance Premium Accrued Interest and the Roll-forward Amount used to calculate such estimate of Reinsurance Premium (the “Estimated Reinsurance Premium”) and (ii) the Initial Required Collateral Amount (the “Estimated Initial Required Collateral Amount”), in each case, as of the Closing Date and in accordance with the methodology set forth on Schedule 3.1(a) attached hereto. (b) On the Closing Date, AXIS shall pay the Reinsurer the Estimated Reinsurance Premium by (i) having AXIS Reinsurance Company establish a funds withheld account on its books and records, which shall be clearly designated as a notional account on its books and records for the benefit of the Reinsurer (the “Funds Withheld Account”), in an amount equal to the Estimated Initial Required Collateral Amount in respect of the reinsurance ceded under this Agreement by its Canada branch, and (ii) depositing the balance of the Estimated Reinsurance Premium and estimated Reinsurance Premium Accrued Interest into the Trust

12 Accounts as required to satisfy the balance of the Estimated Initial Required Collateral Amount, and (iii) paying any remaining amount to the Reinsurer by wire transfer of immediately available funds, in each case, in accordance with the methodology set forth on Schedule 3.1(a) attached hereto. The Parties shall cooperate in good faith and reasonably agree on how the portion of the Estimated Reinsurance Premium to be deposited into the Trust Accounts will be allocated amongst such Trust Accounts based on the proportion of the Applicable Reserves ceded under this Agreement that are supported by each such Trust Account. (c) On the Closing Date, the Reinsurer shall, to the extent necessary to satisfy the Estimated Initial Required Collateral Amount, deposit into the Funds Withheld Account, deposit into the Trust Accounts and/or provide a Letter of Credit with a face amount equal to, an amount such that, following such deposits or Letter of Credit being provided, the Reinsurer’s Posted Collateral equals the Estimated Initial Required Collateral Amount in accordance with the methodology set forth in Schedule 3.1(a) attached hereto. 3.2 Closing and Effectiveness. The closing of the transactions contemplated by this Agreement (the “Closing”) shall take place on the last Business Day of the month in which the last of the conditions set forth in Sections 13.1 and 13.2 are satisfied or waived by the Party or Parties entitled to waive the same (other than those conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or waiver of those conditions at Closing), unless another date is agreed by the Parties. If and when the Closing is effected, the Parties’ rights and obligations under this Agreement shall commence on the Closing Date but shall be effective as of the Effective Date, as set forth herein. AXIS and the Reinsurer agree that the Closing may take place by conference call and electronic or facsimile delivery of signature pages. The date on which the Closing takes place is referred to herein as the “Closing Date.” The Closing shall be deemed to have occurred at 11:59 p.m., Eastern Time, on the Closing Date. 3.3 Post-Closing Adjustment. (a) No later than forty-five (45) days following the Closing Date, AXIS shall deliver to the Reinsurer a detailed statement in the same form as the Closing Statement (the “Final Closing Statement”) setting forth AXIS’s good faith calculation of (i) the Reinsurance Premium (including the Reinsurance Premium Accrued Interest and the Roll-forward Amount) and (ii) the Initial Required Collateral Amount, in each case, as of the Closing Date and in accordance with the methodology set forth on Schedule 3.1(a) attached hereto, together with all accounting, actuarial and other data and documentation reasonably necessary for the Reinsurer to review AXIS’s proposed final calculations of such amounts. (b) Upon receipt of the Final Closing Statement, the Reinsurer and its authorized Representatives will be given reasonable access to all accounting, actuarial and other data and documentation related to the preparation of the Final Closing Statement for the purpose of, and to the extent reasonably necessary for, verifying the Final Closing Statement; provided, that no independent accountants or independent actuaries of AXIS shall be required to make any work papers available to the Reinsurer unless the Reinsurer has signed a customary agreement relating to such access to work papers in form and substance reasonably acceptable to such independent accountants or independent actuaries, as applicable. Within forty-five (45) days of the Reinsurer’s receipt of the Final Closing Statement, the Reinsurer may deliver written notice

13 (the “True-up Dispute Notice”) to AXIS of any objections, specifying in reasonable detail any contested amounts and the basis therefor, which the Reinsurer may have to the Final Closing Statement. The failure of the Reinsurer to deliver such True-up Dispute Notice within the prescribed time period will constitute the Reinsurer’s acceptance as final of the Final Closing Statement as determined by AXIS. Any amounts not disputed in the True-up Dispute Notice (if one is delivered) shall be deemed to be accepted by the Reinsurer as final, except to the extent that such amounts are affected by any disputed amounts. (c) If AXIS and the Reinsurer are unable to resolve all disagreements with respect to the Final Closing Statement within thirty (30) days following AXIS’s receipt of a True-up Dispute Notice, the items and amounts in dispute shall be submitted for review to the Independent Actuary for final determination within forty-five (45) days after such submission. The Independent Actuary shall decide all matters relating to the procedures to be followed for resolution of the dispute, including those relating to the submission and receipt of information and documents; provided, however, that at the request of either AXIS or the Reinsurer, a meeting shall be held at which the Parties may present their views, that both AXIS and the Reinsurer shall have equal access to the Independent Actuary, and that all information and documents which either Party delivers or makes available to the Independent Actuary shall be furnished to the other Party as well. The review by the Independent Actuary shall be limited solely to the disputed items (and any items affected thereby) and amounts in the True-up Dispute Notice that remain unresolved. Any determination by the Independent Actuary shall not be outside the range defined by the respective amounts in the Final Closing Statement and the True-up Dispute Notice, and such determination shall be final and binding upon, and non-appealable by, the Parties and their respective successors and assigns for all purposes of this Agreement, and not subject to collateral attack for any reason absent manifest error or fraud. The fees and expenses of the Independent Actuary arising from such arbitration shall be paid by the Parties pro rata based on where the Independent Actuary’s determination of the Reinsurance Premium falls in comparison to the amount claimed by AXIS in the Final Closing Statement and the amount claimed by the Reinsurer in the True-up Dispute Notice. (d) If the Reinsurance Premium as finally determined pursuant to this Section 3.3 is (i) greater than the Estimated Reinsurance Premium (such difference, a “Positive Adjustment Amount”), then AXIS shall pay to the Reinsurer, by wire transfer of immediately available funds to one or more accounts designated in writing by the Reinsurer, the Positive Adjustment Amount within five (5) Business Days following final determination of the Reinsurance Premium pursuant to this Section 3.3 or (ii) less than the Estimated Reinsurance Premium (the absolute value of such difference, a “Negative Adjustment Amount”), then AXIS shall withdraw assets from the Trust Accounts and/or reduce the Funds Withheld Account Balance by the Negative Adjustment Amount, as appropriate.

14 ARTICLE IV ADMINISTRATION AND REPORTS 4.1 Administration. (a) AXIS shall cause the Subject Business to be operated (i) in the ordinary course of business, and in accordance with Applicable Law, (ii) in good faith and using a degree of care, skill, diligence, prudence, and expertise that would reasonably be expected from experienced and qualified personnel operating similar businesses in like circumstances, and (iii) in a manner consistent in all material respects with the standard of care and policies and procedures employed by AXIS in administering its other similar business not included within the Subject Business. (b) Prior to the Closing Date, the Reinsurer and AXIS will, or will cause their respective Affiliates to, establish the committees contemplated by Exhibit A attached hereto to assist in the administration of the Subject Business and this Agreement. (c) AXIS, directly and through its Affiliates, shall cooperate, and use commercially reasonable efforts to cause any applicable third party administrators to cooperate, in all reasonable respects with the Reinsurer in regard to the Subject Business. (d) AXIS shall not commute any Reinsured Policy for a payment by AXIS that exceeds $500,000 without the Reinsurer’s prior written consent, which shall not be unreasonably withheld. 4.2 Reports. (a) Within forty-five (45) days of the end of each calendar quarter, AXIS shall provide the Reinsurer with a report in respect of the Subject Business (a “Quarterly Report”) that shall include the following quarterly information with respect to the Subject Business (which information shall include a breakdown by currency, as applicable): (i) gross and net paid Covered Losses; (ii) gross and net outstanding case reserves for Covered Losses and gross and net outstanding IBNR reserves for Covered Losses; (iii) applicable reinsurance, subrogation, salvage or other recoveries; (iv) AXIS’s cumulative net paid Covered Losses since the Effective Date; (v) any amounts withdrawn by AXIS from the Funds Withheld Account or any Trust Account or drawn on any Letters of Credit or other form of collateral posted by the Reinsurer, if applicable; and (vi) any amounts due from the Reinsurer pursuant to this Agreement. (b) Without limiting the terms of this Section 4.2, AXIS shall provide to the Reinsurer (i) the additional reports set forth on Exhibit B attached hereto within forty-five (45) days of the end of each calendar quarter and (ii) such other periodic accounting and other reports with respect to the Subject Business and the liabilities reinsured hereunder as the members of the committees contemplated by Exhibit A attached hereto may reasonably request in connection with the performance of such committees’ functions. For the avoidance of doubt, AXIS shall prepare or provide any report or information requested by the Reinsurer in a manner consistent with the practices and methodologies utilized by AXIS prior to the date hereof.

15 4.3 Quarterly Settlements. (a) Any balance due by the Reinsurer as set forth in a Quarterly Report shall be remitted by the Reinsurer within forty-five (45) days of its receipt of such Quarterly Report. For the avoidance of doubt, any disputes with respect to a Quarterly Report shall be subject to the dispute resolution provisions of this Agreement. (b) Notwithstanding anything to the contrary set forth herein, any amounts owed by the Reinsurer hereunder may be satisfied by draws by AXIS from the Funds Withheld Account, the Trust Accounts or the Letters of Credit or any other collateral provided by the Reinsurer pursuant to ARTICLE VIII, and the Reinsurer shall have no obligation to pay settlements hereunder to the extent of amounts so drawn; provided, however, that (i) AXIS shall draw upon the amount held in the Funds Withheld Account or any Trust Account in order to satisfy any amounts owed by the Reinsurer hereunder prior to drawing upon the Letters of Credit provided by the Reinsurer pursuant to ARTICLE VIII and (ii) subject to the foregoing clause (i), to satisfy any amounts owed by the Reinsurer hereunder, AXIS shall draw upon assets denominated in the currency in which such amount is owed (to the extent such assets are available) prior to drawing upon assets denominated in a currency other than the currency in which such amount is owed. Further, AXIS shall draw upon cash or other assets in the Trust Accounts designated by the Reinsurer to settle any amount due under this Agreement (to the extent such cash or assets are available). Without limiting the obligation of the Reinsurer to provide collateral as set forth in ARTICLE VIII, in no event shall the Reinsurer be obligated to settle balances due hereunder directly with AXIS until such collateral has been fully depleted. ARTICLE V BOOKS AND RECORDS 5.1 Access to Books and Records. (a) AXIS shall allow the Reinsurer and its designees, either via remote access or during normal business hours and subject to the rules applicable to visitors at AXIS’s offices, generally, the right to inspect, examine, audit, verify and make copies, at the Reinsurer’s expense, of any accounting or Claim files or other Books and Records of AXIS for any reasonable purpose relating to this Agreement, including the Reinsured Policies and Covered Losses, including in connection with the Reinsurer’s preparation of regulatory and statutory filings and financial statements and, in each case, subject to the confidentiality provisions set forth in Section 16.2. Access to AXIS’s Books and Records shall not unreasonably interfere with the business operations of AXIS or its Affiliates, and shall otherwise be effectuated in a reasonable manner, giving effect to the size and scope of this transaction. The Parties acknowledge that they share a common interest with respect to any privileged matters set forth in the Books and Records of AXIS. (b) AXIS shall make available to the committees contemplated by Exhibit A attached hereto such Representatives of AXIS as are reasonably requested by the members of such committees in connection with the performance of such committees’ functions.

16 (c) Notwithstanding any other provision of this Agreement to the contrary, AXIS shall not be obligated to provide such access to any Books and Records, Representatives or other information if AXIS determines, in its reasonable judgment, that doing so would violate Applicable Law or a contract, agreement or obligation of confidentiality owing to a third party, jeopardize the protection of any attorney-client privilege, or expose AXIS to liability for disclosure of sensitive or personal information. The Parties will work in good faith to develop protocols for providing access to AXIS’s Books and Records in such circumstances. The Parties will cooperate fully to protect any legal privilege to the greatest extent possible while providing reporting and substantiation for the reinsurance provided hereunder. ARTICLE VI DURATION AND TERMINATION 6.1 Duration and Termination. (a) This Agreement shall commence as of the Closing Date (provided that those provisions that, by their nature, are intended to commence as of the date hereof shall commence as of the date hereof) and continue in force until the earliest of the date on which (i) Reinsurer has paid aggregate Ultimate Net Losses equal to the Reinsurer’s Limit, (ii) AXIS’s liability under all of the Reinsured Policies has terminated or extinguished and all amounts due to AXIS under this Agreement with respect to such Reinsured Policies have been paid, and (iii) this Agreement is terminated upon a commutation by the mutual written agreement of the Parties. In the event this Agreement is terminated in accordance with the preceding sentence or Section 6.1(b), unless otherwise agreed by the Parties, subject to the payment to AXIS by the Reinsurer of an agreed settlement amount in the event this Agreement is terminated pursuant to clause (iii) of the prior sentence or Section 6.1(b), the Reinsurer shall be entitled to (A) terminate any and all Letters of Credit, (B) the Funds Withheld Account Balance and all assets held in any Trust Account, and (C) 100% of all Recoverables owed to the Reinsurer pursuant to the terms hereof that remain outstanding as of the termination date of this Agreement. All provisions hereof relating to collection or application of such Recoverables shall survive termination. (b) AXIS may terminate this Agreement if (i) the Reinsurer fails to pay any undisputed amounts due and owing under this Agreement where such failure to pay has not been cured within thirty (30) days following AXIS’s notification to the Reinsurer of such failure (and AXIS does not have access to sufficient collateral provided hereunder to pay or recover for such amount owing) or the Reinsurer fails to provide additional collateral as and when required by Section 8.2 or 8.3 (and the Reinsurer has not remedied such failure within thirty (30) days of receiving written notice of such failure from AXIS), and/or (ii) the Reinsurer should at any time (whether voluntarily or otherwise) become insolvent or the subject of any liquidation, administration, rehabilitation, receivership, supervision, conservation or bankruptcy action or proceeding (whether judicial or otherwise); provided, however, that this Agreement shall terminate automatically in the event that the Reinsurer becomes subject to an order of liquidation, administration or rehabilitation or similar order of a non-United States jurisdiction (in the event of such an order, termination of this Agreement shall be on a clean-cut basis, with the Reinsurer liable on and as of the termination date for all of the Reinsurer’s obligations under this Agreement for (i) losses and expenses due from but not recovered from the Reinsurer, (ii)

17 the reserves for losses and expenses reported and outstanding (case reserves), and (iii) the reserves for losses and expenses incurred but not reported (IBNR); provided, for the avoidance of doubt, AXIS shall offset any balances payable by it to the Reinsurer from such forgoing obligations under this Agreement). The Reinsurer may terminate this Agreement if AXIS fails to pay any undisputed amounts due and owing under this Agreement where such failure to pay has not been cured within thirty (30) days following the Reinsurer’s notification to AXIS of such failure and in the event of such a termination, termination of this Agreement shall be on a clean- cut basis, with the Reinsurer liable on and as of the termination date for all of the Reinsurer’s obligations under this Agreement for (i) losses and expenses due from but not paid by the Reinsurer, (ii) the reserves for losses and expenses reported and outstanding (case reserves), and (iii) the reserves for losses and expenses incurred but not reported (IBNR); provided, for the avoidance of doubt, the Reinsurer shall offset any ceded balances payable by AXIS to the Reinsurer from such forgoing obligations under this Agreement. For purposes of determining the payment to be made in connection with a termination of this Agreement in respect of reserves, the reserves shall be determined using AXIS’s historical practice for preparing such reserves and consistent with the definition of Applicable Reserves; provided that the Reinsurer shall have the right to dispute such determination by following the procedures set forth in Section 8.3(a) mutatis mutandis. 6.2 Effect of Termination. Notwithstanding the other provisions of this ARTICLE VI, the terms and conditions of ARTICLE I, ARTICLE VI, ARTICLE XIV and ARTICLE XVI shall remain in full force and effect after the termination of this Agreement. Any Letter of Credit posted by the Reinsurer pursuant to this Agreement shall terminate upon the termination of this Agreement. 6.3 Outside Date. If the Closing has not occurred on or before June 30, 2025 (the “Outside Date”), then either AXIS or the Reinsurer may terminate this Agreement by written notice to the other Party; provided, however, that if the sole cause of the Closing not occurring by the Outside Date is the failure to receive all consents, approvals and authorizations of Governmental Authorities required to consummate the transactions contemplated hereby by the Outside Date, the Outside Date shall be automatically extended to September 30, 2025; provided, further, that such right to terminate this Agreement shall not be available to AXIS or the Reinsurer if the failure of the Closing to occur before the Outside Date was primarily due to the failure of such Party to perform any of its obligations under this Agreement. ARTICLE VII INSOLVENCY OF AXIS 7.1 Insolvency of AXIS. (a) The Reinsurer hereby agrees that in the event of the insolvency, liquidation or rehabilitation of AXIS or the appointment of a conservator, liquidator, receiver or statutory successor of AXIS, all amounts due to AXIS under this Agreement shall be payable by the Reinsurer to AXIS or any conservator, liquidator, receiver or statutory successor of AXIS on the basis of the claims allowed against AXIS by any court of competent jurisdiction or by any conservator, liquidator, receiver or statutory successor of AXIS having authority to allow such

18 claims, without diminution because of that insolvency, liquidation, rehabilitation or appointment, or because the conservator, liquidator, receiver or statutory successor has failed to pay all or a portion of any claims. Payments by the Reinsurer as set forth in this Section 7.1(a) shall be made directly to AXIS or to its conservator, liquidator, receiver, or statutory successor, except (i) where this Agreement specifically provides another payee of such reinsurance in the event of the insolvency of AXIS, (ii) if applicable, as provided by Section 4118(a)(1)(A) and 1114(c) of the New York Insurance Law, (iii) where the Reinsurer, with consent of the direct insured(s), has voluntarily assumed such Reinsured Policy obligations of AXIS as direct obligations of the Reinsurer to payees under such Reinsured Policies in substitution for obligations of AXIS to the payees, or (iv) where provided otherwise under Applicable Law. Unless otherwise required by Applicable Law, under no circumstances shall the Reinsurer’s liability hereunder be accelerated or enlarged by the insolvency of AXIS. (b) It is agreed and understood, however, that in the event of the insolvency of AXIS, the liquidator, receiver, conservator or statutory successor of AXIS shall give written notice to the Reinsurer of the pendency of a claim against AXIS for a Covered Loss within a reasonable period of time after such claim is filed in the insolvency, liquidation or rehabilitation proceedings and that during the pendency of such claim the Reinsurer may investigate such claim and interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defense or defenses which it may deem available to AXIS or its liquidator, receiver, conservator or statutory successor. It is further understood that the expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against AXIS as part of the expense of administration or liquidation to the extent of a proportionate share of the benefit that may accrue to AXIS solely as a result of the defense undertaken by the Reinsurer. (c) This ARTICLE VII shall apply severally to each reinsured included in the definition of “AXIS,” and the insolvency of one reinsured will not affect the reinsurance provided hereunder in respect of the other reinsureds which are not insolvent. ARTICLE VIII SECURITY 8.1 Security. (a) The Reinsurer shall take all steps necessary to permit each reinsured included in the definition of “AXIS” to obtain full financial statement and regulatory credit for the reinsurance provided hereunder in all jurisdictions applicable to such reinsured. In the event any of the provisions of this Agreement conflict with or otherwise fail to satisfy the requirements of Applicable Laws and/or regulatory guidance or directives of any applicable jurisdiction related to credit for reinsurance, this Agreement shall be deemed amended to conform to such Applicable Laws and/or regulatory guidance or directives of such applicable jurisdiction; the intent of this Agreement being that each reinsured included in the definition of “AXIS” shall be permitted to realize full financial statement and regulatory credit for the reinsurance ceded to the Reinsurer under this Agreement at all times, and any collateral held shall be in an amount and form, shall be issued by or held by an acceptable entity, and shall otherwise comply, at all times, with the appropriate Applicable Laws and/or regulatory guidance or directives concerning credit

19 for reinsurance and collateral required to be held for the benefit of each reinsured included in the definition of “AXIS.” Notwithstanding anything to the contrary set forth in this Agreement, the Reinsurer shall not, as of any date of determination, be required to provide an aggregate amount of collateral hereunder, whether through the Funds Withheld Account, the deposit of assets into any Trust Account, the posting of Letters of Credit or otherwise, in excess of the Required Collateral Amount as of such date of determination. (b) The Reinsurer’s obligations under this Agreement may be secured, in whole or in part, by any form of collateral reasonably acceptable to AXIS that satisfies all Applicable Laws and/or regulatory guidance or directives of all jurisdictions applicable to the relevant reinsured included in the definition of “AXIS” in order for such reinsured to receive full financial statement and regulatory credit for the reinsurance provided hereunder, which (subject to the foregoing) may include the Funds Withheld Account, assets held in one or more Trust Accounts or Letters of Credit (subject to the Letters of Credit Cap). 8.2 Initial Collateral Arrangements. (a) The Parties shall work together in good faith and use commercially reasonable efforts to put into place, as promptly as practicable and prior to the Closing Date, collateral arrangements that satisfy the requirements set forth in Section 8.1(b) with respect to each reinsured included in the definition of “AXIS,” which may include entering into one or more Trust Agreements establishing one of more Trust Accounts for the sole benefit of one or more reinsureds included in the definition of “AXIS.” The Parties shall, to the extent feasible and permitted by Applicable Law, utilize no more than three (3) Trust Accounts. The assets held in the Trust Accounts will be managed by the Reinsurer or its assigned representative in accordance with the Trust Agreement. (b) The Funds Withheld Account Balance shall initially be equal to the amount calculated in accordance with the methodology set forth on Schedule 3.1(a) attached hereto and the Reinsurer acknowledges that such amount will be held by AXIS Reinsurance Company on a funds withheld basis as collateral for the performance of the Reinsurer’s obligations to the Canada branch of AXIS Reinsurance Company hereunder and as a source of payment of the Reinsurer’s obligations to the Canada branch of AXIS Reinsurance Company hereunder. AXIS Reinsurance Company shall not, and shall cause its Affiliates not to, (i) grant or cause to be created in favor of any Person any security interest whatsoever in the Funds Withheld Account or any assets therein and (ii) use any of the assets in the Funds Withheld Account other than as provided in this Section 8.2(b). (c) The Reinsurer, prior to depositing assets with any Trustee, shall execute assignments or endorsements in blank, or transfer legal title to such Trustee of all shares, obligations or other assets requiring assignments so that such Trustee, upon the direction of the applicable reinsured included in the definition of “AXIS,” may negotiate such assets without consent or signature from the Reinsurer or any other Person.

20 8.3 Ongoing Collateral Obligations. (a) Within forty-five (45) calendar days following the end of each calendar quarter, beginning with the calendar quarter in which the Closing Date occurs, AXIS shall deliver to the Reinsurer a quarterly funding report calculating the Required Collateral Amount as of the end of such calendar quarter (the last day of each calendar quarter, the “Calculation Date”), together with a breakdown prepared in good faith of the Applicable Reserves attributable to each reinsured included in the definition of “AXIS.” The funding reports shall contain sufficient detail for the Reinsurer to confirm the calculation of the Applicable Reserves, the Required Collateral Amount and the breakdown of the Applicable Reserves attributable to each reinsured included in the definition of “AXIS.” In the event the Reinsurer disagrees with any matters set forth in the funding report, within fifteen (15) days following the Reinsurer’s receipt of the funding report, the Reinsurer shall deliver to AXIS a notice of disagreement specifying in reasonable detail each item it disputes (each, a “Disputed Item”). If the Reinsurer timely submits a notice of disagreement, the Parties shall negotiate in good faith to resolve the Disputed Items for fourteen (14) days following receipt by AXIS of such notice of disagreement. If the Parties cannot resolve the Disputed Items within such fourteen (14) day period, the Parties shall submit the Disputed Items to a mutually acceptable, independent actuarial firm (“Independent Actuary”), with an international reputation, to resolve the Disputed Items. Each Party shall furnish to the Independent Actuary such work papers, books, records and documents and other information pertaining to the Disputed Items as the Independent Actuary may request. The Independent Actuary shall issue its written determination with respect to each of the Disputed Items within ten (10) days after such matters are submitted to the Independent Actuary for review. The costs and expenses of the Independent Actuary shall be split evenly between AXIS and the Reinsurer. The determination by the Independent Actuary shall be binding on the Parties with respect to the Disputed Items solely for the purposes of establishing the applicable Required Collateral Amount. (b) If the Required Collateral Amount, as determined in accordance with Section 8.3(a), for any calendar quarter exceeds the Reinsurer’s Posted Collateral (determined as of the applicable Calculation Date), the Reinsurer shall, within ten (10) Business Days after determination of the Required Collateral Amount pursuant to Section 8.3(a), (i) pay an amount in cash to AXIS for deposit into the Funds Withheld Account, (ii) deposit additional cash or Eligible Assets into the Trust Accounts, (iii) post additional Letters of Credit (subject to the Letters of Credit Cap), and/or (iv) provide additional collateral in a form reasonably acceptable to AXIS that satisfies the requirements set forth in Section 8.1, in any case such that the Reinsurer’s Posted Collateral equals or exceeds the Required Collateral Amount. For the avoidance of doubt, the Reinsurer shall not be required to post collateral that, in the aggregate, exceeds the Required Collateral Amount and in no event shall the Reinsurer be required to post collateral to the extent such posted collateral plus the aggregate Ultimate Net Loss paid by the Reinsurer under this Agreement would exceed 102% of the Reinsurer’s Limit (or 110% if circumstances arise requiring the Required Collateral Amount to be increased). (c) If a Collateral Measurement Trigger Event occurs during any calendar quarter, AXIS shall have the right to initiate a request for an intra-quarter valuation of the assets held in the Trust Accounts. Within two (2) Business Days of the Reinsurer receiving any such request from AXIS, the Reinsurer shall provide AXIS with a statement of the current Market

21 Value of the assets held in the Trust Accounts sourced from its internal securities pricing system or from the Trustee or other custodian of such assets. The Parties acknowledge that such statement will be based on the last available price for each such security, which, for certain illiquid securities, may be as of a prior calendar quarter end. If the Reinsurer’s Posted Collateral, using the Market Value of the assets held in the Trust Accounts reflected on the statement delivered by the Reinsurer, is less than 95% of the Applicable Reserves as of the last day of the prior calendar quarter (after reducing such Applicable Reserves by the amount of any case reserves associated with Covered Losses paid during the current quarter), the Reinsurer shall, within ten (10) Business Days of its receipt of a written request from AXIS, deposit additional cash or Eligible Assets into the Trust Accounts and/or post additional Letters of Credit (subject to the Letters of Credit Cap) so that the Reinsurer’s Posted Collateral equals 102% of such Applicable Reserves (as so reduced). 8.4 Funds Withheld Account. AXIS Reinsurance Company shall (a) credit to the Funds Withheld Account all amounts paid by the Reinsurer to AXIS Reinsurance Company for deposit to the Funds Withheld Account pursuant to Section 8.3(b) and (b) debit from the Funds Withheld Account all amounts (i) withdrawn from the Funds Withheld Account pursuant to Section 4.3(b) or Section 8.7(a) to satisfy amounts due under this Agreement from the Reinsurer or (ii) paid to the Reinsurer by AXIS Reinsurance Company pursuant to Section 8.8. From the Closing Date, AXIS Reinsurance Company shall calculate interest on the Funds Withheld Account each calendar quarter on the basis of a 365-day year and the actual number of days elapsed in such quarter, utilizing the Annual Rate, compounded daily, applied to the Funds Withheld Account Balance Average for such quarter and shall pay such amount to the Reinsurer within twenty (20) Business Days following the end of each calendar quarter. 8.5 Substitution of Trust Assets. The Reinsurer may substitute or exchange assets in any Trust Account, provided (i) any assets to be so substituted or exchanged (the “Replacement Assets”) are Eligible Assets, (ii) the Replacement Assets are deposited in such Trust Account on the day of the substitution or exchange, and (iii) the aggregate Market Value of the Replacement Assets is at least equal to the aggregate Market Value of the assets being removed from such Trust Account. The Reinsurer shall also be permitted to withdraw assets from any Trust Account immediately following the posting of a Letter of Credit securing the Reinsurer’s obligations hereunder in a face amount equal to the Market Value of the assets to be so withdrawn, and AXIS shall provide any consent or instruction required by the Trustee to permit such withdrawal. 8.6 Settlements. Subject to Section 4.3, all settlements of account between the Reinsurer and AXIS shall be made in United States dollars in cash or its equivalent; provided, however, that Ultimate Net Loss paid in United States dollars, British pound sterling, Euros, Australian dollars, Canadian dollars or Japanese yen shall be settled in the applicable currency in which the amounts underlying such Ultimate Net Loss were paid. Ultimate Net Loss paid in any other currency shall be converted to United States dollars at the applicable rate of exchange used by AXIS in the preparation of the balance sheet included in its financial statements for such period, which, for the avoidance of doubt, is the same the exchange rate utilized by AXIS to establish the Applicable Reserves carried in its financial statements. In furtherance of the foregoing, if AXIS draws upon any collateral posted by the Reinsurer to fund the payment of Ultimate Net Loss, AXIS shall draw upon assets denominated in the currency of the amount

22 owed to the extent available prior to drawing upon assets denominated in a currency other than the currency in which such amount is owed. 8.7 Withdrawal of Assets by AXIS. (a) The Funds Withheld Account, any Trust Account, any Letters of Credit and any other collateral provided by the Reinsurer may be drawn upon by AXIS (or any successor by operation of law of AXIS, including any liquidator, rehabilitator, receiver or conservator of AXIS) at any time, and shall be utilized and applied by AXIS (or any successor by operation of law of AXIS, including any liquidator, rehabilitator, receiver or conservator of AXIS), without diminution because of insolvency on the part of AXIS or the Reinsurer, only for one or more of the following purposes: (i) to pay or reimburse AXIS for the Reinsurer’s share of Ultimate Net Losses not otherwise paid by the Reinsurer when due; (ii) to make payment to the Reinsurer of any excess collateral amounts in the event and to the extent that the Reinsurer’s Posted Collateral exceeds the Required Collateral Amount, in accordance with Section 8.8; or (iii) in the case of assets in any Trust Account or Letters of Credit (1) when AXIS has received notification of the termination of such Trust Account or the termination or non-renewal of such Letter of Credit (as applicable) or (2) in the event of any insolvency, bankruptcy or other similar credit event in respect of the Reinsurer or the applicable Trustee, and when any of the Reinsurer’s obligations under this Agreement remain unliquidated and undischarged ten (10) calendar days prior to the date of such termination or non-renewal or at the time of such insolvency, bankruptcy or other credit event, to fund a segregated account in the name of AXIS in an amount at least equal to such obligations for reinsurance ceded under this Agreement. (b) AXIS shall deposit in any Trust Account (in the event of a withdrawal from a Trust Account or a draw against a Letter of Credit) or the Funds Withheld Account (in the event of a withdrawal from the Funds Withheld Account), within five (5) Business Days, assets withdrawn from such Trust Account, amounts drawn against any Letters of Credit or amounts drawn from the Funds Withheld Account in excess of all amounts due under Section 8.7(a)(i) or, in the case of Section 8.7(a)(iii), assets that are subsequently determined not to be due. Any such excess amount shall at all times be held by AXIS (or any successor by operation of law of AXIS, including any liquidator, rehabilitator, receiver or conservator of AXIS) in trust for the sole and exclusive benefit of the Reinsurer and be maintained in a segregated account, separate and apart from any assets of AXIS, for the sole purpose of funding the payments and reimbursements described in Section 8.7(a). AXIS shall pay interest in cash to the Reinsurer on the amount withdrawn, equal to the actual amount of interest, dividends, and other income earned on the assets in such segregated account. 8.8 Withdrawal of Assets by the Reinsurer. AXIS shall (if requested in writing by the Reinsurer) promptly pay to the Reinsurer from the Funds Withheld Account, or

23 the Reinsurer may withdraw assets from any Trust Account or cause any Letters of Credit or other forms of collateral provided by the Reinsurer to be amended or terminated, if, but only to the extent that, the Reinsurer’s Posted Collateral exceeds the Required Collateral Amount as of any date of determination, as determined in accordance with Section 8.3(a), and AXIS shall take such action as is necessary to make such payment to the Reinsurer or to allow the Reinsurer to so withdraw assets or cause any such Letters of Credit or other forms of collateral to be so amended or terminated. 8.9 Collateral Termination. Promptly following termination of this Agreement and provided that the Reinsurer has paid any and all amounts due to AXIS, AXIS and the Reinsurer shall take all actions necessary to terminate each Trust Account, each Trust Agreement and any Letters of Credit or other form of collateral provided by the Reinsurer pursuant to this ARTICLE VIII. Further, AXIS shall no longer be obligated to maintain the Funds Withheld Account and any balance therein shall be promptly paid to the Reinsurer. ARTICLE IX SALVAGE AND SUBROGATION 9.1 Salvage and Subrogation. The Reinsurer shall be subrogated to all rights of AXIS against any Person who may be legally responsible in damages constituting Covered Losses for which the Reinsurer shall actually pay on or after the Effective Date (but only to the extent of the amount of payment by the Reinsurer). 9.2 Expenses. In determining the amount of salvage or subrogation, there shall not be deducted from any amount recovered the out-of-pocket expenses incurred by AXIS in effecting the recovery (the Reinsurer’s Share of which the Parties acknowledge shall be included in Allocated Loss Adjustment Expenses). The Reinsurer’s Share of all amounts recovered in connection with salvage and subrogation pursuant to this Section 9.2, excluding any amounts recovered that are attributable to Claims paid by AXIS prior to the Effective Date or other amounts paid by AXIS prior to the Closing Date and excluded pursuant to Section 2.5(a), shall be referred to as “Recoverables,” which shall include any amounts actually received by AXIS following a commutation in connection with the Reinsured Policies. ARTICLE X AXIS INTRA GROUP AND THIRD PARTY REINSURANCE 10.1 AXIS Intra Group Reinsurance. Apart from Intra Group Reinsurance to AXIS Specialty Insurance Company (“ASIC”) the Ultimate Net Loss of each AXIS reinsured entity will be calculated after all Intra Group Reinsurance, meaning that any AXIS internal reinsurer shall act as the entity ceding those liabilities to the Reinsurer, and the internal AXIS reinsured shall cede to the Reinsurer net of those liabilities. The Ultimate Net Loss of each AXIS reinsured ceding to ASIC will be calculated before the Intra Group Reinsurance ceded to ASIC. The Reinsurer will follow the outcome of any commutation of any Intra Group Reinsurance, meaning that the commutation amount will be deemed a Recoverable for the receiving party, but any residual liabilities relating to the commuted agreements will be deemed re-acquired by the

24 ceding entity, and remain covered hereunder; provided that no such commutation or other restructuring of the Intra Group Reinsurance shall increase the liabilities or obligations of the Reinsurer under or in connection with this Agreement, including any increase in the Reinsurer’s liabilities or obligations for Taxes. For the avoidance of doubt, the Parties agree that the purpose of this Section 10.1 is to align the Ultimate Net Loss ceded hereunder with the description of the Subject Business on Schedule 1.1(d) attached hereto and the policies included within the definition of Reinsured Policies. 10.2 Third Party Reinsurance. AXIS shall use its commercially reasonable efforts to bill and collect all amounts due under any Third Party Reinsurance Agreement and shall not, and shall cause its Affiliates not to, commute, compromise or waive any rights in excess of $1,000,000 individually or $3,000,000 in the aggregate under any Third Party Reinsurance Agreements without the prior written consent of the Reinsurer, which shall not be unreasonably withheld. 10.3 Limitations on Recovery. Any Third Party Reinsurance Recoverables, whether or not actually collected, shall be applied for the benefit of the Reinsurer with respect to losses hereunder. Notwithstanding the above: (a) any exclusions contained in the Third Party Reinsurance Agreements that were in place at the Effective Date will reduce the Third Party Reinsurance Recoverables hereunder to the extent that such exclusions apply; and (b) subject to Section 10.2, where a settlement is entered into by AXIS following a disagreement as to coverage with a reinsurer providing reinsurance under the terms of a Third Party Reinsurance Agreement, the amount of the settlement net of Allocated Loss Adjustment Expenses arising from that disagreement will be deemed the full amount of Third Party Reinsurance Recoverables for that claim. 10.4 Singapore Branch. As part of the initiative to close the Singapore branch of AXIS Specialty Limited, AXIS Specialty Limited may enter into a Scheme of Transfer with a third party reinsurer that would require the payment of consideration to such third party reinsurer in return for a release from the liabilities; provided that any such Scheme of Transfer involving (a) a transfer of liabilities in respect of the Subject Business in an amount that exceeds twenty percent (20%) of the Applicable Reserves of the Singapore branch as of the Effective Date minus paid Ultimate Net Loss in respect of the Reinsured Policies written or assumed by the Singapore branch or (b) a payment by AXIS to such third party reinsurer in respect of the liabilities reinsured hereunder that exceeds the amount of the Applicable Reserves then held in respect of the Reinsured Policies written or assumed by the Singapore branch shall be subject to the prior written consent of the Reinsurer, which shall not be unreasonably withheld. ARTICLE XI ERRORS AND OMISSIONS; REGULATORY MATTERS; COVENANTS 11.1 Errors and Omissions. Inadvertent delays, errors or omissions made in connection with this Agreement or any transaction hereunder shall not relieve any Party from

25 any liability which would have attached had such delay, error or omission not occurred, provided that such error or omission is promptly rectified after discovery. If (a) the failure of any Party to comply with any provision of this Agreement is unintentional or the result of a misunderstanding or oversight and (b) such failure to comply is promptly rectified after discovery, the Parties shall be restored as closely as possible to the positions they would have occupied if no error or oversight had occurred. 11.2 Cooperation. AXIS and the Reinsurer shall cooperate with each other in order to accomplish the objectives of this Agreement by furnishing any additional information and executing and delivering any additional documents and taking such other actions as may be reasonably requested by the other to further perfect or evidence the consummation of, or otherwise implement, any transaction contemplated by this Agreement or any other Transaction Agreement, or to aid in the preparation of any regulatory filing or financial statement or original or amended Tax Return; provided, however, that any such additional documents must be reasonably satisfactory to each of the Parties and not impose upon any Party any material liability, risk, obligation, loss, cost or expense not contemplated by this Agreement or the other Transaction Agreements to which it is a party. 11.3 Regulatory Matters. (a) If AXIS or the Reinsurer receives notice of, or otherwise becomes aware of, any written inquiry, investigation, examination, audit, proceeding or action by Governmental Authorities relating to the Subject Business, the Reinsured Policies or the reinsurance provided hereunder, AXIS and the Reinsurer, as applicable, shall promptly notify the other Party thereof to the extent permitted under Applicable Law, whereupon the Parties shall cooperate in good faith to resolve such matter in a mutually satisfactory manner and shall act reasonably in light of the Parties’ respective interests in the matter at issue. (b) Notwithstanding any other provision in this Agreement or any other Transaction Agreement to the contrary, AXIS shall retain ultimate authority with respect to the handling of all regulatory matters in respect of the Subject Business. (c) At all times during the term of this Agreement, each of AXIS and the Reinsurer, respectively, agrees that it shall hold and maintain all licenses and authorizations required under Applicable Law to perform its respective obligations under the Transaction Agreements and shall comply in all material respects with all Applicable Law in connection with its performance of such obligations. (d) The Parties agree to work together in good faith to amend the terms of the Transaction Agreements to the extent necessary to comply with Applicable Law or other accounting or regulatory requirements applicable to the Parties; provided, subject and without prejudice to the each Party’s obligations under ARTICLE VIII, that neither Party shall be required to materially alter the terms of the transactions (including the amount of collateral to be provided and the delivery of any guarantee, keep-well or similar agreement) contemplated by this Agreement or the other Transaction Agreements in connection with the foregoing.

26 11.4 Existing Agreements. AXIS shall not amend, waive or terminate the terms of any Reinsured Policy without the prior written consent of the Reinsurer (such consent not to be unreasonably withheld, delayed or conditioned), except (a) as required by Applicable Law, (b) as would not reasonably be expected to increase the economic exposure of AXIS under such Reinsured Policy in any material respect or otherwise adversely affect the Reinsurer or the economic parameters of coverage provided hereunder in any material respect or (c) where AXIS is the follow market and the lead market decides to take such action consistent with industry practice. 11.5 Reinsurance of Reinsured Policies. Other than existing reinsurance under the Third Party Reinsurance Agreements or any existing reinsurance between two or more of the AXIS entities, AXIS shall not reinsure its retained share of liabilities arising from the Subject Business that are reinsured hereunder without the Reinsurer’s prior written consent, which may be granted or withheld in the Reinsurer’s sole discretion. In addition, AXIS shall also provide the Reinsurer or a designated Affiliate thereof a right of first offer with respect to any reinsurance AXIS seeks to acquire for all or any portion of the liabilities arising from the Subject Business that are in excess of the Reinsurer’s Limit or the Reinsurer’s Sub-Limit. 11.6 Commercially Reasonable Efforts. (a) Upon the terms and subject to the conditions set forth in this Agreement, between the date of this Agreement and the Closing Date, AXIS and the Reinsurer shall each use their commercially reasonable efforts to promptly obtain from any Governmental Authority any actions, non-actions, consents, approvals, waivers or authorizations required to be obtained by such Party or any of its Affiliates in connection with the authorization, execution, delivery and performance of this Agreement and the other Transaction Agreements and the consummation of the transactions contemplated hereby and thereby, including, as promptly as practicable after the date hereof, making any necessary filings with, or notifications to, such Governmental Authorities; provided, subject and without prejudice to each Party’s obligations under ARTICLE VIII, that no Party shall be required to agree to a Burdensome Condition or otherwise materially alter the terms of such transactions (including the amount of collateral to be provided and the delivery of any guarantee, keep-well or similar agreement) contemplated by this Agreement or the other Transaction Agreements in connection with the foregoing. (b) AXIS and the Reinsurer agree that they shall consult with each other with respect to the obtaining of all consents, approvals, waivers and authorizations necessary, proper or advisable to consummate the transactions contemplated by this Agreement and the other Transaction Agreements and each Party shall keep the other apprised at reasonable intervals of the status of such matters relating to such consents, approvals, waivers and authorizations. AXIS and the Reinsurer shall have the right to review in advance and shall be provided with a reasonable opportunity to comment on, and to the extent practicable each shall consult the other on, in each case subject to Applicable Law, any material filing made with, or written materials submitted to, any Governmental Authority in connection with the transactions contemplated by this Agreement and the other Transaction Agreements, and each Party agrees to in good faith consider and reasonably accept comments of the other Party thereon. Each of AXIS and the Reinsurer shall promptly deliver to the other Party copies of all such filings, applications and submissions relating thereto, and any supplement, amendment or item of additional information

27 in connection therewith. AXIS and the Reinsurer shall at reasonable intervals advise each other upon receiving any substantive communication from any Governmental Authority with respect to any consent, approval, waiver or authorization required to consummate the transactions contemplated by this Agreement and the other Transaction Agreements, including at reasonable intervals furnishing each other copies of any written or electronic communication, and shall promptly advise each other when any such communication causes such Party to believe that there is a reasonable likelihood that any such consent, approval, waiver or authorization will not be obtained or that the receipt of any such consent, approval, waiver or authorization will be materially delayed or conditioned. Notwithstanding anything herein to the contrary no Party shall be required to disclose to the other Party any of its or its Affiliates’ confidential competitive information or any personally identifiable information of their respective officers, directors other applicable individuals. ARTICLE XII REPRESENTATIONS AND WARRANTIES 12.1 AXIS Representations and Warranties. Except as set forth in the disclosure letter delivered by AXIS to the Reinsurer on the date hereof, each of the reinsureds included in the definition of “AXIS” represents and warrants to the Reinsurer, separately and not jointly, and only with respect to such reinsured and not to the other reinsureds that comprise the definition of “AXIS”, as of the date hereof and as of the Closing Date (except for representations and warranties which address matters only as of a specific date, which representations and warranties shall be true and correct as of such specific date) as follows: (a) Organization, Standing and Corporate Power. AXIS is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has all requisite corporate power and authority to carry on the operations of its business as it is now being conducted. As of the Closing Date, AXIS will have obtained all consents, approvals, waivers and authorizations required under Applicable Law to perform its obligations under the Transaction Agreements. (b) Authority. AXIS has the requisite corporate (or other organizational) power and authority to enter into the Transaction Agreements to which it is a party and to consummate the transactions contemplated thereby. The execution and delivery by AXIS of the Transaction Agreements to which it is a party and the consummation by AXIS of the transactions contemplated thereby have been and, with respect to the Transaction Agreements to which it is a party to be executed and delivered at or after Closing, will be, duly authorized by all necessary corporate or other organizational action on the part of AXIS. Each of the Transaction Agreements have been or, with respect to the Transaction Agreements to be executed and delivered at or after the Closing, will be, duly executed and delivered by AXIS and, assuming the Transaction Agreements constitute valid and binding agreements of the other parties thereto (other than AXIS), constitute valid and binding obligations of AXIS, enforceable against AXIS in accordance with their terms, except that (i) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the

28 discretion of the court before which any proceeding therefor may be brought (clauses (i) and (ii) shall be referred to as, the “Enforceability Exceptions”). (c) No Conflict or Violation. The execution, delivery and performance by AXIS of the Transaction Agreements to which it is a party and the consummation of the respective transactions contemplated thereby in accordance with the respective terms and conditions thereof will not (i) violate any provision of the organizational documents of AXIS or (ii) violate any material contract, Applicable Law, Order, license or permit to which AXIS is a party or otherwise subject in any material respect. (d) Consents. Subject to the matters referred to in the next sentence, the execution, delivery and performance by AXIS of the Transaction Agreements to which it is a party and the consummation of the respective transactions contemplated thereby in accordance with the respective terms and conditions thereof will not contravene any Applicable Law in any material respect. No consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Authority, other than the New York Department of Financial Services, or any other Person is required by or with respect to AXIS in connection with the execution and delivery of any Transaction Agreements by AXIS, or the consummation by AXIS of the transactions contemplated thereby. (e) Compliance. AXIS is in material compliance with each of the following: (i) its organizational documents; (ii) all Applicable Law to the extent related to the Reinsured Policies or the Subject Business; and (iii) all material permits and licenses issued to it by any Governmental Authority in connection with the Reinsured Policies or the Subject Business. (f) Brokers. No broker or finder has acted directly or indirectly for AXIS or its Affiliates, and neither AXIS nor any of its Affiliates has incurred any obligation in respect of any broker or finder, which might be entitled to any fee or commission from the Reinsurer or its Affiliates in connection with the transactions contemplated by this Agreement. (g) Information and Data. AXIS and its Affiliates have made available to the Reinsurer true and correct copies of all external actuarial reports in their possession or to which they have access with respect to periods ended on or after December 31, 2022 as regards the Subject Business, and the factual information and data upon which such reports are based are true and correct in all material respects. The historical claims data and other information provided or otherwise made available to the Reinsurer by AXIS and its Affiliates and Representatives as regards the Subject Business and the Reinsured Policies, including the data and information made available to the Reinsurer through the Sharepoint virtual data room created and maintained by AXIS or its Affiliates in connection with the transactions contemplated by this Agreement, is accurate in all material respects. The reserves and other provisions made for claims, benefits and any other liabilities with respect to the Reinsured Policies, whether reported or incurred but not reported, as established or reflected on AXIS’s most recent statutory annual statement and statutory quarterly statement, or otherwise made available to the Reinsurer, were calculated in all material respects in accordance with (i) statutory accounting principles and generally accepted actuarial principles, in each case consistently applied, (ii) Applicable Law, (iii) the terms of the applicable Reinsured Policies, and (iv) the AXIS Currency Translation Principles. In addition, the case reserves (including any case

29 IBNR and ACR) for claims, benefits and any other liabilities with respect to the Reinsured Policies payable in currencies other than the United States dollar, and the amount of all Third Party Reinsurance Recoverables related thereto, that were provided to the Reinsurer on a United States dollar converted basis, were accurately converted from the applicable non-United States dollar currency to which such case reserves (including case IBNR and ACR) relate as of the Effective Date. AXIS and its Affiliates have made available to the Reinsurer all information material to the liabilities reinsured hereunder and no material information related to the Subject Business has been (A) knowingly withheld from the Reinsurer or (B) knowingly misstated. For the avoidance of doubt, no representation or warranty is made as to the adequacy or sufficiency of reserves as of any date. (h) Absence of Certain Changes. Since the Effective Date, (i) the Subject Business has been conducted in all material respects in the ordinary course consistent with past practices and (ii) there has not been any adverse event, change or circumstance that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the Subject Business or the liabilities reinsured hereunder. (i) Orders and Proceedings. As of the date hereof, there are no (i) material outstanding Orders relating to the Reinsured Policies or the Subject Business against or involving AXIS, or (ii) material consent agreements, commitment agreements, capital maintenance or similar written agreements entered into between any Governmental Authority and AXIS or any of its Affiliates that expressly relate to the Reinsured Policies or the Subject Business under which AXIS or any of its Affiliates has any continuing obligations. There is no material claim, action, suit, litigation, legal, administrative or arbitration proceeding, regulatory inquiry, investigation or examination relating to the Reinsured Policies or the Subject Business which is pending or threatened against or involving AXIS or any of its assets, properties, rights or privileges relating to the Reinsured Policies or the Subject Business that challenges or may reasonably be expected to have the effect of preventing or delaying or making unlawful the consummation of the transactions contemplated by the Transaction Agreements. (j) Reinsured Policies. With respect to each Reinsured Policy, to the knowledge of AXIS, (i) the applicable issuing insurance company or entity is not in default under such Reinsured Policy in any material respect and no event has occurred which would create such a default by such company or entity under such Reinsured Policy (it being understood that claims under the Reinsured Policies that are the subject of a good faith dispute shall not constitute defaults under the Reinsured Policies for the purposes of this Section 12.1(j)) and (ii) such Reinsured Policy was issued in compliance in all material respects with Applicable Law. To the knowledge of AXIS, there are no material pending or threatened disputes relating to any Reinsured Policy or the Subject Business that involves a claim for damages in excess of $500,000. AXIS has previously delivered to the Reinsurer a correct and complete report as of November 30, 2024 describing all open claims for Extra-Contractual Obligations arising out of or relating to the Reinsured Policies or the Subject Business. (k) Third Party Reinsurance. (i) As of the Effective Date, the aggregate value of all expected Third Party Reinsurance Recoverables was $803,865,143, which (A) consisted of

30 $374,984,000 for case reserves and $428,881,143 for incurred but not reported losses and (B) was calculated in all material respects in accordance with (1) statutory accounting principles and generally accepted actuarial principles, in each case consistently applied, (2) Applicable Law, and (3) otherwise in accordance with the terms of the applicable Third Party Reinsurance Agreements. (ii) No Material Third Party Reinsurance Agreement contains any provision under which the reinsurer may terminate such agreement by reason of the transactions contemplated by this Agreement or the agreements contemplated hereby. There has been no separate contract between the applicable ceding company (or its Affiliates) and any other party to such Material Third Party Reinsurance Agreement that would under any circumstances reduce, limit, mitigate or otherwise affect any actual or potential loss to the parties under any such Material Third Party Reinsurance Agreement, other than inuring contracts that are explicitly defined in any such Material Third Party Reinsurance Agreement. (iii) With respect to each Material Third Party Reinsurance Agreement, (A) neither the applicable ceding company (or its Affiliates), on the one hand, nor the reinsurer, on the other, is in default under such Material Third Party Reinsurance Agreement, and no event has occurred which would create a material default or breach by the applicable ceding company (or its Affiliates) under such Material Third Party Reinsurance Agreement, (B) such Material Third Party Reinsurance Agreement is in full force and effect and is valid and enforceable in accordance with its terms subject to the Enforceability Exceptions, and (C) such Material Third Party Reinsurance Agreement complies in all material respects with Applicable Law. There are no material pending or threatened disputes with respect to any Material Third Party Reinsurance Agreement that involves a claim for damages in excess of $1,000,000. (l) No other Representations or Warranties. Notwithstanding anything contained in this Agreement or the other Transaction Agreements to the contrary, neither AXIS nor any other Person acting on behalf of AXIS has made or is making any other representation or warranty whatsoever, expressly or implied, beyond those expressly made in this Section 12.1. (m) Exclusive Remedy. The exclusive remedy for misrepresentation or breach of representations and warranties with respect to this Section 12.1 is a claim for indemnification pursuant to ARTICLE XIV. Any claim for indemnification for a breach of representations or warranties shall be made no later than three (3) years following the Closing Date. 12.2 Reinsurer Representations and Warranties. The Reinsurer represents and warrants to AXIS as of the date hereof and as of the Closing Date (except for representations and warranties which address matters only as of a specific date, which representations and warranties shall be true and correct as of such specific date) as follows: (a) Organization, Standing and Corporate Power. The Reinsurer is duly organized, validly existing and in good standing under the laws of Bermuda, and has all requisite

31 corporate power and authority to carry on the operations of its business as it is now being conducted. As of the Closing Date, the Reinsurer will have obtained all consents, approvals, waivers and authorizations required under Applicable Law to perform its obligations under the Transaction Agreements. (b) Authority. The Reinsurer has the requisite corporate power and authority to enter into the Transaction Agreements to which it is a party and to consummate the transactions contemplated thereby. The execution and delivery by the Reinsurer of the respective Transaction Agreements to which it is a party and the consummation by it of the respective transactions contemplated thereby have been and, with respect to the Transaction Agreements to which it is a party to be executed and delivered at or after the Closing, will be, duly authorized by all necessary corporate or other organizational action on the part of the Reinsurer. Each of the Transaction Agreements has been or, with respect to the Transaction Agreements to be executed and delivered at or after the Closing, will be, duly executed and delivered by the Reinsurer and, assuming the Transaction Agreements constitute valid and binding agreements of the other parties thereto (other than the Reinsurer), constitute valid and binding obligations of the Reinsurer, enforceable against the Reinsurer in accordance with their terms, subject to the Enforceability Exceptions. (c) No Conflict or Violation. The execution, delivery and performance by the Reinsurer of the Transaction Agreements to which it is a party and the consummation of the transactions contemplated thereby in accordance with the respective terms and conditions thereof will not (i) violate any provision of the organizational documents of the Reinsurer or (ii) violate any material contract, Applicable Law, Order, license or permit to which the Reinsurer is a party or otherwise subject in any material respect. (d) Consents. Subject to the matters referred to in the next sentence, the execution, delivery and performance by the Reinsurer of the Transaction Agreements to which it is a party and the consummation of the transactions contemplated thereby in accordance with the respective terms and conditions thereof will not contravene any Applicable Law in any material respect. No consent, approval or authorization of, or declaration or filing with, or notice to, any Governmental Authority, other than the Bermuda Monetary Authority, or any other Person is required by or with respect to the Reinsurer in connection with the execution and delivery of the Transaction Agreements by the Reinsurer, or the consummation by the Reinsurer of the transactions contemplated thereby. (e) Compliance. The Reinsurer is in material compliance with each of the following: (i) its organizational documents; (ii) all Applicable Law; and (iii) all material permits and licenses issued to it by any Governmental Authority, except for any non-compliance which would not, individually or in the aggregate, reasonably be expected to impair the ability of the Reinsurer to consummate the transactions contemplated by the Transaction Agreements or perform its obligations thereunder. (f) Broker. No broker or finder has acted directly or indirectly for the Reinsurer or its Affiliates and the Reinsurer has not incurred any obligation in respect of any broker or finder, which might be entitled to any fee or commission from AXIS or its Affiliates in connection with the transactions contemplated by this Agreement.

32 (g) No Other Representations or Warranties. Notwithstanding anything contained in this Agreement or the other Transaction Agreements to the contrary, neither the Reinsurer nor any other Person acting on behalf of the Reinsurer has made or is making any other representation or warranty whatsoever, expressly or implied, beyond those expressly made in this Section 12.2. (h) Exclusive Remedy. The exclusive remedy for misrepresentation or breach of representations and warranties with respect to this Section 12.2 is a claim for indemnification pursuant to ARTICLE XIV. Any claim for indemnification for a breach of representations or warranties shall be made no later than three (3) years following the Closing Date. ARTICLE XIII CLOSING CONDITIONS 13.1 Conditions to Reinsurer’s Obligations. The Reinsurer’s obligation to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver, if permissible under Applicable Law) on or prior to the Closing Date of the following conditions: (a) The representations and warranties of each reinsured included in the definition of “AXIS” contained in this Agreement shall be true and correct on the Closing Date (except to the extent that any such representations and warranties are given as of a particular date or relate solely to a particular date or period, in which case such representations and warranties shall be true and correct as of such date or for such period) except as would not have a material adverse effect on the liabilities reinsured hereunder or the ability of any reinsured included in the definition of “AXIS” to perform its obligations under this Agreement or the other Transaction Agreements. (b) Each reinsured included in the definition of “AXIS” shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by such reinsured at or prior to the Closing. (c) The Reinsurer shall have received a certificate, dated as of the Closing Date and signed by a duly authorized officer of each reinsured included in the definition of “AXIS,” that each of the conditions set forth in the foregoing clauses (a) and (b) have been satisfied. (d) There shall be no Order or mandatory requirement of any Governmental Authority restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement. (e) The Reinsurer shall have received the approval of the Bermuda Monetary Authority and any other applicable Governmental Authorities (approval from which is required by Applicable Law) to consummate the transactions contemplated hereby without the imposition of a Burdensome Condition.

33 (f) The Reinsurer shall have received executed copies of each of the Transaction Agreements to be executed and delivered by each reinsured included in the definition of “AXIS” or any Affiliate thereof and such other agreements, documents or instruments as the Reinsurer shall reasonably request from AXIS in connection with the transactions contemplated by this Agreement. 13.2 Conditions to AXIS’s Obligations. AXIS’s obligation to consummate the transactions contemplated by this Agreement is subject to the satisfaction (or waiver, if permissible under Applicable Law) on or prior to the Closing Date of the following conditions: (a) The representations and warranties of the Reinsurer contained in this Agreement shall be true and correct on the Closing Date (except to the extent that any such representations and warranties are given as of a particular date or relate solely to a particular date or period, in which case such representations and warranties shall be true and correct as of such date or for such period) except as would not have a material adverse effect on the ability of the Reinsurer to perform its obligations under this Agreement or the other Transaction Agreements. (b) The Reinsurer shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Reinsurer at or prior to the Closing. (c) AXIS shall have received a certificate, dated as of the Closing Date and signed by a duly authorized officer of the Reinsurer, that each of the conditions set forth in the foregoing clauses (a) and (b) have been satisfied. (d) There shall be no Order or mandatory requirement of any Governmental Authority restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement. (e) AXIS (or the applicable reinsured within the definition of “AXIS”) shall have received such consents, approvals and/or non-objections from all of the applicable Governmental Authorities referred to in Section 12.1(d) to consummate the transactions contemplated hereby without the imposition of a Burdensome Condition. (f) AXIS shall have received executed copies of each of the Transaction Agreements to be executed and delivered by the Reinsurer or any Affiliate thereof and such other agreements, documents or instruments as AXIS shall reasonably request from the Reinsurer in connection with the transactions contemplated by this Agreement. ARTICLE XIV INDEMNIFICATION 14.1 The Reinsurer’s Obligation to Indemnify. The Reinsurer shall indemnify, defend and hold harmless AXIS and its Affiliates and each of their respective directors, officers, employees, agents, successors and permitted assigns from and against any and all Damages actually incurred by such Persons to the extent arising from (a) any breach of the representations, warranties, covenants or obligations of the Reinsurer contained in this Agreement and (b) any

34 successful enforcement of this indemnity. Nothing herein shall be construed to require the Reinsurer to indemnify any such Person to the extent any Damages are attributable to any acts or omissions of a Person who is a director, officer, employee, agent, successor or permitted assign of AXIS or any of its Affiliates, Representatives or agents, unless such Person is acting at the express written direction or written request of the Reinsurer (or any of its Affiliates, Representatives or agents). 14.2 AXIS Obligation to Indemnify. Each reinsured included in the definition of “AXIS” shall indemnify, defend and hold harmless the Reinsurer and its Affiliates and each of their respective directors, officers, employees, agents, successors and permitted assigns from and against any and all Damages actually incurred by such Persons to the extent arising from (a) any breach of the representations, warranties, covenants or obligations of such reinsured contained in this Agreement, (b) the Excluded Liabilities, and (c) any successful enforcement of this indemnity. Nothing herein shall be construed to require any reinsured included in the definition of “AXIS” to indemnify any such Person to the extent any Damages are attributable to any acts or omissions of a Person who is a director, officer, employee, agent, successor or permitted assign of the Reinsurer or any of its Affiliates, Representatives or agents, unless such Person is acting at the express written direction or written request of such reinsured (or any of its Affiliates, Representatives or agents). ARTICLE XV TAXES 15.1 Excise Tax. AXIS will pay all U.S., Canadian and other excise tax applicable to the Reinsurance Premium, to the extent the Reinsurance Premium is subject to any such excise tax. The Parties acknowledge and agree that the amount of the Reinsurance Premium that is subject to any such excise tax shall be determined based on the Parties good faith and reasonable allocation of the Reinsurance Premium payable by each reinsured included in the definition of “AXIS” based on the proportion of Applicable Reserves ceded under this Agreement by each such reinsured. 15.2 FATCA and Withholding. The Reinsurer shall provide or otherwise make available to AXIS, on or before the Closing Date, documentation on forms approved by the United States Internal Revenue Service establishing an exemption from withholding of premium or other amounts payable hereunder in accordance with the United States Internal Revenue Code, including the Foreign Account Tax Compliance Act (“FATCA”), and the Reinsurer shall provide or otherwise make available updated documentation to AXIS upon request therefor. In the event that the Reinsurer fails to do so or ceases to be exempt from withholding in accordance with FATCA, or if withholding is otherwise required by Applicable Law, AXIS shall withhold the applicable percentage of premium or other amount payable hereunder, and the Reinsurer shall allow such withholding. Interest shall not be payable on any amounts withheld in accordance with this Section 15.2, nor shall any such amounts be subject to offset. The Reinsurer agrees to indemnify AXIS for any liability, incurred in whatever form, on account of the Reinsurer’s failure to properly comply with its obligations under FATCA, any other withholding Tax requirement or the provisions of this Section 15.2.

35 ARTICLE XVI MISCELLANEOUS PROVISIONS 16.1 Notices. Any notice, request, demand, waiver, consent, approval or other communication required or permitted to be given by any Party hereunder shall be in writing and shall be delivered personally, sent by registered or certified mail, postage prepaid, sent by a standard overnight courier of national reputation with written confirmation of delivery or sent by e-mail. Any such notice shall be deemed given when so delivered personally, or if mailed, on the date shown on the receipt therefor, or if sent by overnight courier, on the date shown on the written confirmation of delivery, or if sent by e-mail, at the time of completion of the transmission by the sender or, where transmitted other than on a Business Day or outside of normal business hours of the recipient, on the next Business Day of the recipient. Such notices shall be given to the following address: If to AXIS: AXIS Specialty Limited 92 Pitts Bay Road Pembroke, HM, 08 Bermuda Attention: Jamie Steeves Email: Jamie.Steeves@Axiscapital.com with a copy (which shall not constitute notice) to: AXIS Re SE, Dublin, Zurich Branch Alfred-Escher-Strasse 50, 8002, Zürich Switzerland Attention: Rory Unsworth Email: Rory.Unsworth@Axiscapital.com If to the Reinsurer: Cavello Bay Reinsurance Limited A.S. Cooper Building, 4th Floor 26 Reid Street Hamilton HM 11 Bermuda Attention: Robert Morgan Email: robert.morgan@enstargroup.com

36 with copies (which shall not constitute notice) to: Hogan Lovells US LLP 1735 Market Street, Suite 2300 Philadelphia, PA 19103-6996 Attention: Robert C. Juelke Email: bob.juelke@hoganlovells.com Each Party may change its notice provisions on fifteen (15) calendar days’ advance notice in writing to the other Parties. 16.2 Confidentiality; Public Announcements. (a) The confidentiality agreement entered into by Enstar Group Limited and AXIS Specialty U.S. Services, Inc., dated as of June 28, 2024, shall survive the execution and delivery of this Agreement in accordance with its terms. (b) The Parties (each, the “Receiving Party”) hereby covenant and agree, each on behalf of itself and on behalf of its Affiliates, that from and after the date hereof, the Receiving Party and its Affiliates will not disclose, give, sell, process, use or otherwise divulge any Confidential Information (as defined below) of any other Party (the “Disclosing Party”) or permit their respective Representatives to do the same, except that each Receiving Party may disclose such Confidential Information or portions thereof (i) if legally compelled to do so or as required in connection with an examination by an insurance regulatory authority, (ii) to the extent necessary for the performance of such Receiving Party’s and its Affiliates’ obligations under this Agreement or under any other Transaction Agreement, (iii) to enforce the rights of such Receiving Party or its Affiliates under this Agreement or under any other Transaction Agreement, (iv) to those of such Receiving Party’s Affiliates, and to their respective Representatives, in each case, who need to know such information for the foregoing purposes, (v) as required under any Applicable Law, (vi) as required by a tax authority to support a position taken on any tax return, (vii) as required by the rules of any stock exchange on which the stock of a Receiving Party’s Affiliate is traded, as applicable, or (viii) in the case of the Reinsurer, any third-party retrocessionaire or proposed retrocessionaire, provided that such third- party expressly agrees to be bound to this Section 16.2. If the Receiving Party or its Affiliates, or any of their respective Representatives, become legally compelled to disclose any Confidential Information (other than as required in connection with an examination by an insurance regulatory authority or as required to a tax authority to support a position taken on any tax return), the Receiving Party shall provide the Disclosing Party with prompt written notice of such requirement (if permitted by Applicable Law) so that the Disclosing Party may seek a protective order or other remedy or waive compliance with this Section 16.2(b). In the event that such protective order or other remedy is not obtained, or the Disclosing Party waives compliance with this Section 16.2(b), the Receiving Party or its Affiliates, as applicable, shall furnish only that portion of Confidential Information which is legally required to be provided and exercise its commercially reasonable efforts to obtain assurances that appropriate confidential treatment will be accorded to the Confidential Information.

37 (c) The Receiving Party, on behalf of itself and on behalf of its Affiliates and their respective Representatives, acknowledges that a breach of its obligations under this Section 16.2 may result in irreparable injury to the Disclosing Party. In the event of the breach by the Receiving Party or any of its Affiliates or their respective Representatives of any of the terms and conditions of this Section 16.2, the Disclosing Party shall be entitled to seek equitable relief, including injunctive relief and specific performance, in addition to any other remedies available under this Agreement or otherwise available in equity or at law. (d) For the purposes of this Agreement, “Confidential Information” means all confidential information (irrespective of the form of such information) of any kind, including any analyses, compilations, data, studies, notes, translations, memoranda or other documents, concerning the Disclosing Party or any of its Affiliates obtained directly or indirectly from the Disclosing Party or any of its Affiliates or Representatives in connection with the transactions contemplated by this Agreement and the other Transaction Agreements, including any information regarding the Subject Business, except information (i) which, at the time of the disclosure, was ascertainable or available to the public (other than as a result of a disclosure directly or indirectly by the Receiving Party or any of its Affiliates or Representatives in breach hereof), (ii) that is or becomes available to the Receiving Party or any of its Affiliates or Representatives on a non-confidential basis from a source other than the Disclosing Party or any of its Affiliates or Representatives; provided that, to the knowledge of such Receiving Party, such source was not prohibited from disclosing such information to the Receiving Party by a legal, contractual or fiduciary obligation owed to another Person, (iii) that the Receiving Party can establish is already in its possession or the possession of any of its Affiliates or Representatives (other than information furnished by or on behalf of the Disclosing Party), or (iv) that is independently developed by the Receiving Party or its Affiliates or Representatives without the use or benefit of any information that would otherwise be Confidential Information. (e) Each Party acknowledges that where it processes Shared Personal Information under this Agreement it alone determines the purposes and means of such processing as a controller. The Reinsurer hereby acknowledges and agrees that it shall process Shared Personal Information only in connection with the objectives and purposes for which AXIS and the Reinsurer have entered into this Agreement and/or to comply with Applicable Law. The Reinsurer confirms that it shall process the Shared Personal Information at all times in compliance in all material respects with applicable Privacy Laws and that it has in place administrative, organizational, technical and physical safeguards to protect the security, availability, integrity and confidentiality of Shared Personal Information in accordance with such Privacy Laws to the extent relevant to this Agreement. Should the Reinsurer have knowledge that it has processed Shared Personal Information in a manner contrary to Privacy Laws and/or is the subject of a personal data breach (collectively, an “Incident”), the Reinsurer, upon having knowledge of such Incident, shall give AXIS prompt written notice of such Incident, and the Reinsurer, at its own expense, shall take action to remedy any such Incident to the extent reasonably required and fully cooperate with AXIS regarding any investigation of the Incident. The Reinsurer shall notify AXIS promptly of any communication or request received by the Reinsurer from a data subject, supervisory authority and/or any Governmental Authority and shall provide such assistance to AXIS as is reasonably required to enable AXIS to respond to such communication or request within the time limits imposed by Privacy Laws.

38 (f) Each Party and its respective Affiliates shall consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other public statement with respect to the transactions contemplated by the Transaction Agreements and shall not issue any such press release or make any such public statement with respect to such matters without the advance approval of the other Parties following such consultation (such approval not to be unreasonably withheld, delayed or conditioned), except as may be required by Applicable Law or by the requirements of any securities exchange. 16.3 Entire Agreement. This Agreement (including the exhibits and schedules hereto), the other Transaction Agreements and any other documents delivered pursuant hereto and thereto constitute the entire agreement among the Parties and their respective Affiliates with respect to the subject matter hereof and thereof and supersede all prior negotiations, discussions, writings, agreements and understandings, oral and written, among the Parties with respect to the subject matter hereof and thereof. 16.4 Waiver and Amendment. This Agreement may be amended, superseded, canceled, renewed or extended, and the terms hereof may be waived, only by an instrument in writing signed by the Parties, or, in the case of a waiver, by the Party waiving compliance. No delay on the part of any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other such right, power or privilege. The failure of any Party to insist on compliance with any obligation contained in this Agreement or to exercise any right or remedy hereunder shall not constitute a waiver of any right or remedy contained herein nor stop any Party from thereafter demanding full and complete compliance nor prevent any Party from exercising such right or remedy in the future. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach. 16.5 Successors and Assigns. The rights and obligations of the Parties under this Agreement shall not be subject to assignment without the prior written consent of the other Parties, and any attempted assignment without the prior written consent of the other Parties shall be invalid ab initio. The terms of this Agreement shall be binding upon, inure to the benefit of and be enforceable by and against the successors and permitted assigns of the Parties. 16.6 Headings. The headings and table of contents of this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. 16.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to such state’s principles of conflict of laws that could compel the application of the laws of another jurisdiction. 16.8 Dispute Resolution. (a) Except as set forth in Sections 3.3, 6.1, and 8.3(a), any dispute or difference arising out of or relating to this Agreement, the performance of the duties and obligations arising under this Agreement, or its termination, including any dispute regarding the applicability, interpretation, scope, or enforceability of this arbitration provision, shall be settled by binding arbitration and each Party agrees that it hereby waives its right to seek remedies in

39 court, including the right to a jury trial. If more than one arbitration is initiated with respect to any of the Transaction Agreements, all such arbitration proceedings shall be consolidated into a single arbitration proceeding and administered under the first-initiated arbitration proceeding. The Parties agree that the arbitral award by the arbitrators shall be final and binding on the Parties. The Parties acknowledge that this Agreement evidences a transaction in commerce, and thus the Federal Arbitration Act (“FAA”), 9 U.S.C. §§ 1 et seq., shall govern the applicability, interpretation, scope, and enforcement of this agreement to arbitrate. (b) The arbitration panel will consist of two (2) disinterested party-appointed arbitrators and an umpire. Arbitration shall be initiated by the delivery of a written notice of demand for arbitration by one Party to another Party or Parties sent by registered mail or its equivalent. Such notice of demand shall set out the reason for the request for arbitration, including a description of the factual basis for the dispute, the claims being asserted and the specific relief sought. (c) AXIS, on the one hand, and the Reinsurer, on the other hand, shall each choose an arbitrator and the two (2) so appointed shall then appoint an umpire. If either Party refuses or neglects to appoint an arbitrator within thirty (30) calendar days after a request by the other to do so, the other Party may appoint both arbitrators. The two (2) arbitrators shall then agree on an impartial umpire within thirty (30) calendar days of their appointment. (d) No arbitrator or umpire shall be (a) under the control of AXIS or the Reinsurer or any of their respective Affiliates, or (b) an agent, attorney, accountant or consultant hired or retained by AXIS or the Reinsurer or any of their respective Affiliates within twelve (12) months of the commencement of the arbitration or in connection with the subject matter of the arbitration. Each arbitrator and the umpire shall have at least ten (10) years of insurance or reinsurance experience and be an active or former officer or director of an insurance or reinsurance entity, with knowledge about the line(s) of business at issue, be unbiased and impartial, and shall not have a direct financial interest in the outcome of the arbitration. No former director or officer of either Party or their respective Affiliates can serve as an arbitrator or an umpire. All members of the arbitration panel shall have a continuing obligation to reveal to the other arbitration panel members and to the Parties, on the record of the arbitration, their and their spouses’ and partners’ known past, present and future business and personal relationships with the Parties or any of their respective Affiliates, the Parties’ authorized representatives, other arbitration panel members and with potential witnesses if identified in documents provided to the arbitrator. Umpire candidates shall complete disclosure statements at the request of any Party. (e) If the two (2) arbitrators do not agree on an umpire within sixty (60) calendar days of their appointment, the umpire shall be chosen in accordance with the procedures set forth in this Section 16.8(e). AXIS and the Reinsurer shall each exchange within ten (10) calendar days thereafter five (5) names of individuals who are qualified to serve hereunder. Within seven (7) calendar days of the exchange of names, the Parties will agree an umpire questionnaire to be sent to the umpire candidates by the party-appointed arbitrators. Umpire candidates must return a fully completed questionnaire to the Parties within fourteen (14) calendar days from when the questionnaire was sent. If any individual fails to return a questionnaire within the required time period or refuses to serve, the Party whose candidate did not respond or cannot serve, shall within five (5) calendar days from the expiration of the period

40 for return of the questionnaire or notice of the refusal to serve, replenish its candidate pool to five (5) individuals who could be qualified to serve hereunder and who shall answer the umpire questionnaire sent with the request to serve, within fourteen (14) calendar days from it being sent. After completion of this process, if there is one common individual chosen by the Parties, that individual shall serve as umpire. If there is more than one common individual chosen by the Parties, the Parties, unless they then agree to one individual, shall draw lots from among those chosen, and the individual chosen by lot shall act as umpire. If there are no common individuals chosen by the Parties, each shall rank each of ten (10) selected names in order of preference, with the number “1” being the most preferred and shall simultaneously notify the other Parties of such ranking on a mutually agreed date and time. The individual with the lowest total numerical ranking shall act as umpire. If the ranking results in a tie, the Parties shall draw lots from among the individuals tied for the lowest total numerical rank, and the individual chosen by lot shall act as umpire. (f) The arbitration panel shall conduct an organizational meeting to address, among other things, a schedule for discovery and the conduct of the hearing and any other matters that the arbitration panel determines reasonable and necessary. Where the Parties cannot agree, the arbitration panel shall have the power to fix all procedural rules in relation to the arbitration. (g) The arbitration hearings shall be held in New York City, New York or another location if mutually agreed. Each Party shall submit its case to the arbitration panel within sixty (60) calendar days of the appointment of the umpire or within such longer periods as may be agreed by the Parties or directed by the arbitration panel. (h) Each Party shall pay the fees and expenses of its own arbitrator. The Parties shall equally divide the fees and expenses of the umpire and other expenses of the arbitration, unless such fees and expenses are otherwise allocated by the arbitration panel. To the greatest extent permitted by Applicable Law, the arbitration panel is precluded from awarding punitive, treble or exemplary damages, however denominated; provided, that in the event the relief sought by a Party includes indemnification for punitive, treble or exemplary damages paid or incurred by that Party, such amounts may be included in any award rendered by the panel. The panel shall have the power to award reasonable attorneys’ fees to either Party, including fees incurred in connection with the arbitration or any litigation commenced to stay or dismiss arbitration. (i) Except as expressly permitted by this Agreement, no Party will commence or voluntarily participate in any action concerning a dispute, except (i) for enforcement pursuant to the FAA, (ii) to confirm, restrict, vacate or modify an arbitral decision pursuant to the FAA, or (iii) for interim relief as provided in Section 16.8(j). (j) Notwithstanding any other provision to the contrary herein, and without waiver of any right to arbitrate a dispute, any Party may seek a temporary restraining order or preliminary injunctive relief if necessary to preserve the status quo ante or prevent an irreparable harm pending determination of the dispute in arbitration. This provision shall not in any way limit such other remedies as may be available to any Party at law or in equity in arbitration.

41 (k) The Parties to the arbitration, their authorized representatives and the arbitration panel shall enter into a confidentiality agreement which shall survive the arbitration, agreeing that all briefs, depositions and transcripts generated in the course of the arbitration, documents created for the arbitration or produced by the Parties or third parties, and any award or decision, interim or final, correspondence, oral discussions and other information exchanged in connection with the proceedings will be kept confidential, except to the Parties’ Affiliates, as permitted under ARIAS-U.S. 2016 Confidentiality Agreement or as otherwise agreed by the Parties. Commercially reasonable efforts shall be taken to preserve the confidentiality of the award and the Parties to the arbitration in any enforcement of the award or as necessary to enforce the award. 16.9 Service of Suit. (a) Nothing is this Section 16.9 will be construed to override the provision of Section 16.8. This Section 16.9 is intended as an aid to compelling arbitration, or enforcing such arbitration, or arbitral award, and not as an alternative to Section 16.8 for resolving disputes arising out of this Agreement. (b) In the event of the failure of AXIS to perform their respective obligations hereunder, they, at the request of the Reinsurer, shall submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Section 16.9 constitutes or should be understood to constitute a waiver of AXIS’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or any state in the United States. AXIS, once the appropriate court is selected, whether such court is the one originally chosen by the Reinsurer and accepted by AXIS, as applicable, or is determined by removal, transfer, or otherwise, as provided for above, shall comply with all requirements necessary to give said court jurisdiction and, in any suit instituted against AXIS, as applicable, under this Agreement, shall abide by the final decision of such court or of any appellate court in the event of an appeal. (c) Unless AXIS designates a different party in writing, service of process in any suit relating to this Agreement may be made upon Mendes and Mount, LLP, 750 Seventh Avenue, New York, New York 10019-6829, which is hereby authorized and directed to accept service of process on behalf of AXIS in any such suit. (d) In the event of the failure of the Reinsurer to perform its obligations hereunder, the Reinsurer, at the request of AXIS, shall submit to the jurisdiction of a court of competent jurisdiction within the United States. Nothing in this Section 16.9 constitutes or should be understood to constitute a waiver of the Reinsurer’s rights to commence an action in any court of competent jurisdiction in the United States, to remove an action to a United States District Court, or to seek a transfer of a case to another court as permitted by the laws of the United States or any state in the United States. The Reinsurer, once the appropriate court is selected, whether such court is the one originally chosen by AXIS and accepted by the Reinsurer or is determined by removal, transfer, or otherwise, as provided for above, shall comply with all requirements necessary to give said court jurisdiction and, in any suit instituted against the

42 Reinsurer under this Agreement, shall abide by the final decision of such court or of any appellate court in the event of an appeal. (e) Unless the Reinsurer designates a different party in writing, service of process in such suit relating to this Agreement may be made upon Enstar (US) Inc., 150 Second Avenue North, 3rd Floor, St. Petersburg, Florida 33701, Attention: Litigation Department, which is hereby authorized and directed to accept service of process on behalf of the Reinsurer in any such suit. 16.10 No Third Party Beneficiaries. Nothing in this Agreement is intended or shall be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. 16.11 Counterparts. This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument binding upon all of the Parties notwithstanding the fact that all Parties are not signatory to the original or the same counterpart. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the Parties. Each counterpart may be delivered by facsimile or electronic transmission, which transmission shall be deemed delivery of an originally executed document. 16.12 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction, so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. If any provision of this Agreement is so broad as to be unenforceable, that provision shall be interpreted to be only so broad as is enforceable. In the event of such invalidity or unenforceability of any term or provision of this Agreement, the Parties shall use their commercially reasonable efforts to reform such terms or provisions to carry out the commercial intent of the Parties as reflected herein, while curing the circumstance giving rise to the invalidity or unenforceability of such term or provision. 16.13 Offset. The Reinsurer may offset any amount due to any reinsured included in the definition of “AXIS” under this Agreement against any amounts owed or alleged to be owed from such reinsured included in the definition of “AXIS” under this Agreement, but only against amounts owed or allegedly owed from such specific entity. For the avoidance of doubt, the Reinsurer shall not be permitted to offset an amount due to one reinsured included in the definition of “AXIS” under this Agreement against any amounts owed or allegedly to be owed from a different reinsured included in the definition of “AXIS” . Each reinsured included in the definition of “AXIS” may offset any amount due to the Reinsurer under this Agreement against any amounts owed or alleged to be owed from the Reinsurer under this Agreement, but only against amounts owed or allegedly owed to such specific entity. To the maximum extent permitted by Applicable Law, this Section 16.13 shall apply notwithstanding the insolvency,

43 liquidation, rehabilitation, conservation, supervision or similar proceeding by or against any Party or any Party’s Affiliates. 16.14 Currency. For purposes of determining the erosion of the Reinsurer’s Limit, the Reinsurer’s Sub-limit and the Reinsurer’s Remaining Limit hereunder, Ultimate Net Loss paid by the Reinsurer under this Agreement in currencies other than United States dollars shall be converted into United States dollars using the applicable Effective Date Exchange Rate. 16.15 Interpretation. (a) The Parties have participated jointly in the negotiation and drafting of this Agreement; consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption, burden of proof or rule of strict construction shall arise favoring or disfavoring any Party by virtue of its authorship of any provision of this Agreement. (b) Interpretation of this Agreement shall be governed by the following rules of construction: (i) words in the singular shall be held to include the plural and vice versa, and words of one gender shall be held to include the other gender as the context requires; (ii) references to the terms Article, Section, exhibits and schedules are references to the Articles, Sections, exhibits and schedules of or to this Agreement, unless otherwise specified; (iii) the terms “hereof,” “herein,” “hereby,” “hereto,” and derivative or similar words refer to this entire Agreement, including the exhibits and schedules hereto; (iv) references to “$” shall mean United States dollars; (v) the word “including” and words of similar import when used in this Agreement shall mean “including without limitation,” unless otherwise specified; (vi) the word “or” shall not be exclusive; (vii) except as otherwise provided herein, references to “written” or “in writing” include in electronic form; (viii) a reference to any Person includes such Person’s successors and permitted assigns; (ix) a reference to an agreement or other document includes amendments to or restatements of such agreement or other document; (x) any reference to “days” means calendar days unless Business Days are expressly specified; and (xi) when calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, if the last day of such period is not a Business Day, the period shall end on the next succeeding Business Day. This Agreement shall take precedence over any exhibits or schedules hereto, to the extent of any conflict. (remainder of page intentionally left blank)

[Signature Page to Reinsurance Agreement] IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective duly authorized representatives, all as of the date first written above. AXIS SPECIALTY LIMITED By: /s/ Paul Konyecsni_______________ Name: Paul Konyecsni Title: Senior Vice President

[Signature Page to Reinsurance Agreement] AXIS REINSURANCE COMPANY By: /s/ Anne Kelly_______________ Name: Anne Kelly Title: Director

[Signature Page to Reinsurance Agreement] AXIS RE SE By: /s/ John O’Neill_______________ Name: John O’Neill Title: CEO

[Signature Page to Reinsurance Agreement] AXIS MANAGING AGENCY LTD. for and on behalf of the UNDERWRITING MEMBERS OF LLOYD’S SYNDICATE 1686 By: /s/ Toby Read_______________ Name: Toby Read Title: CUO, AXIS Managing Agency Ltd., Active Underwriter, Syndicate 1686

CAVELLO BAY REINSURANCE LIMITED By: /s/ Robert Morgan_______________ Name: Robert Morgan Title: Chief Executive Officer